Filed Pursuant to Rule 497(c)
File No. 333-163745

The Greater China Fund, Inc. Rights Offering Expires April 16, 2010* A Limited Opportunity for Stockholders Contact your financial advisor for more information (NOT PART OF THE PROSPECTUS) Important Dates Record Date March 23, 2010 Subscription Period March 23, 2010 to April 16, 2010* Expiration Date April 16, 2010* *unless extended

The Greater China Fund, Inc. (GCH) For more information, call the Information Agent at 1-866-530-8655 (NOT PART OF THE PROSPECTUS) Highlights of the Rights Offering OVERVIEW OF THE RIGHTS OFFERING The Greater China Fund, Inc. (the “Fund”) is issuing to its stockholders of record (“Record Date Stockholders”) as of the close of business on March 23, 2010 (the “Record Date”) transferable rights (“Rights”) entitling the holders of those Rights to subscribe for new shares of the Fund’s common stock at a discount to market price. Record Date Stockholders will receive one Right for each share of common stock held on the Record Date (the “Rights Offering”). These Rights entitle the holders to purchase one new share of common stock for every three Rights held. Any Record Date Stockholder issued fewer than three Rights is entitled to subscribe for one full share of common stock in the Rights Offering. Furthermore, Record Date Stockholders who exercise all of their Rights (other than those Rights that cannot be exercised because they represent the right to acquire less than one share) will be entitled to request to purchase additional shares, subject to certain limitations and subject to allotment for additional shares represented by any unexercised rights. The Fund’s common stock is listed on the New York Stock Exchange (“NYSE”) and trades under the symbol “GCH”, as will the shares issued in connection with this Rights Offering. The Rights are transferable and will be admitted for trading on the NYSE under the symbol “GCH.RT” during the course of the Rights Offering. WHY IS THE FUND CONDUCTING A RIGHTS OFFERING? The Fund’s Board of Directors has determined that it is in the Fund’s best interest and would result in a net benefit to its stockholders to increase the Fund’s assets available for investment. The primary purpose of the Rights Offering is to enable the Fund to take advantage more fully of existing and future investment opportunities available primarily in listed equity securities of China companies consistent with its investment objective of long-term capital appreciation, without having to sell portfolio securities that Baring Asset Management (Asia) Limited, the Fund’s the investment manager, believes should be held. In the view of the investment manager, the outlook for investment opportunities in China companies is promising for several reasons. In the short-term, government support to the economy, including China’s massive stimulus spending on infrastructure development, is expected to continue to provide support to a strong growth rate. Development of rural China is expected to lead to accelerating domestic consumption, drive retail sales and continue to make a positive contribution to economic growth in the domestic economy. Thus, the investment manager believes that China’s current economy in the context of the global macroeconomic environment presents attractive investment opportunities to the Fund. WHY SHOULD I EXERCISE MY RIGHTS? China’s Attractive Investment Opportunities Chart A: China vs. Global—GDP Growth (%) (1.1) 13.0 9.0 8.7 10.0 8.5 5.0 2.9 4.0 3.9 (4.0) 0.0 4.0 8.0 12.0 16.0 2007 2008E 2009E 2010E 2011E (%) China Global Source: China Statistical Yearbook of 2009 for years 2007 and 2008; Morgan Stanley Research, November 27, 2008 and January 29, 2010 Chart B: Targeted Stimulus Allocation (%) High Economic Growth Rate China is currently the world’s third largest economy and one of the world’s fastest growing economies. China has experienced approximately 10.8% average gross domestic product (GDP) growth from 2004 to 2008. In 2010, China’s GDP growth rate is expected to be 10.0% (see Chart A). China’s economic growth is especially attractive relative to that of the United States and Europe whose GDP growth rate in 2010 is expected to be 3.1% and 1.2%, respectively. $586 Billion Stimulus Plan One important contributor to China’s expected economic growth is the Chinese government’s $586 billion (Chinese Yuan 4 trillion) stimulus program that was announced in November 2008. A primary goal of the stimulus program is structural upgrading and is expected to be spent to finance programs in 10 major areas, including: low-income housing, rural infrastructure, water, electricity, transportation, the environment and technological innovation (See Chart B). Especially significant is the allocation of stimulus funds to infrastructure development that is intended to help integrate and urbanize inland and remote regions of China. Infrastructure spending is projected to be a major driver of GDP growth in China. The investment manager believes such infrastructure development will be a key factor that should fuel sustainable economic growth for the country in the long-term. Rapidly Growing Domestic Consumer Market Another potential growth area for China is domestic consumption. As China’s economic growth has become more broad-based, domestic consumption has accelerated, due to a large and growing middle class currently estimated to be between 200-300 million people. For example, total retail sales are projected to increase from an estimated US$1.7 trillion in 2009 to a projected US$3.6 trillion by 2014 (See Chart C). Overall, China’s consumer spending per capita is forecasted to increase from US$1,407 in 2009 to US$2,729 in 2014. Strong underlying economic trends, rising consumer confidence, urbanization, population growth with increasing disposable income levels and the emergence of new cities in the less developed inland provinces are key factors that the investment manager believes have the potential to drive growth in overall consumer spending and the projected expansion of retail markets. The investment manager believes that certain retail sectors are especially likely to see substantial growth over the next several years including auto, consumer electronics, Railways, Highways, Airports & Power Grids 45% Post-Disaster Reconstruction 25% Rural Development & Infrastructure Projects 9% Ecology & Environment 9% Affordable Housing 7% Independent Innovation 4% Health, Culture & Education 1% Source: National Development and Reform Commission from Business International Online, February 22, 2010 Chart C: China’s Total Retail Sales 1,171 1,541 1,695 1,933 2,283 2,682 3,101 3,582 0 1,000 2,000 3,000 4,000 2007 2008 2009e 2010f 2011f 2012f 2013f 2014f (US$bn) Source: Business Monitor International’s “China Retail Report Q2 2010”, January 2010 clothing and over-the-counter pharmaceuticals. China recently became the world’s largest auto market, by overtaking the US in record auto sales that outstripped those of the US by over 20% in 2009. Economic and market data and projections contained herein are presented for illustrative purposes only and is not reflective of actual or expected performance of the Fund. The achievement of the projections is subject to numerous risks and uncertainties. Actual economic results may vary materially from projections contained herein, which may adversely affect the performance of the Fund and the value of your investment .

PROSPECTUS	March 17, 2010

The Greater China Fund, Inc.

7,603,555 Shares of Common Stock

Issuable Upon Exercise of Rights to Subscribe for Such Shares

We are issuing to our shareholders of record as of the close of business on March 23, 2010 (the “record date”), who we refer to as “record date shareholders,” transferable rights entitling the holders of these rights to subscribe for an aggregate of 7,603,555 shares of our common stock, par value $0.001 per share (the “offer”). Record date shareholders will receive one right for each share of common stock held on the record date. The rights entitle their holders to purchase one share for every three rights held (1-for-3). Any record date shareholder issued fewer than three rights is entitled to subscribe for one full share in the offer. Record date shareholders who fully exercise their rights (other than those rights that cannot be exercised because they represent the right to acquire less than one share) will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares represented by any unexercised rights. If sufficient shares remain, all over-subscription requests will be honored in full. To the extent sufficient shares are not available to honor all over-subscription requests, any remaining unsubscribed shares will be allocated among those record date shareholders who over-subscribe based on the number of shares they owned on the record date. The rights are transferable and will be admitted for trading on the New York Stock Exchange (the “NYSE”) under the symbol “GCH.RT” during the course of this offer. See “The offer” for a complete discussion of the terms of this offer. The subscription price per share (the “subscription price”) will be determined based upon a formula equal to 90% of the average of the last reported price of a share of our common stock on the NYSE on the date on which the offer expires, as such date may be extended from time to time (the “expiration date”), and each of the four preceding trading days (the “formula price”). If, however, the formula price is less than 75% of the Fund’s net asset value per share of common stock on the expiration date, then the subscription price will be 75% of the Fund’s net asset value per share of common stock on that day. The subscription price per share will include a sales load.

We announced this offer after the close of trading on the NYSE on March 12, 2010. Shares of our common stock trade on the NYSE under the symbol “GCH”. The net asset value per share of our common stock at the close of business on March 15, 2010 was $14.18, and the last reported sale prices of a share of our common stock on the NYSE on March 15 was $12.64.

The offer will expire at 5:00 p.m., New York City time, on April 16, 2010, unless extended as described herein.

We are a non-diversified, closed-end management investment company organized as a Maryland corporation. We seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. We refer to such companies as “China companies.” Under normal market conditions, as a fundamental policy, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China and Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of China companies. We cannot assure you that our investment objective will be realized. See “Investment objective and policies” in this prospectus and “Investment Objective and Policies” and “Investment Restrictions” in the Statement of Additional Information referred to below.

Investing in us involves special considerations that are not normally associated with investments in U.S. issuers. See “Risk factors and special considerations” beginning on page 29 of this prospectus.

Upon completion of the offer, shareholders who do not fully exercise their rights will own a smaller proportional interest in us than they owned prior to the offer. The completion of the offer will result in immediate voting dilution for such shareholders. In addition, if the subscription price per share is less than the net asset value per share of our common stock as of the expiration date, the completion of the offer will result in an immediate dilution of net asset value per share for all shareholders (i.e., will cause the net asset value of the Fund to decrease) and may have the effect of reducing the market price of the Fund’s shares. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of our common stock will be on the expiration date or what the subscription price per share will be. Any such dilution will disproportionately affect nonexercising shareholders. If the subscription price per share is substantially less than the current net asset value per share, this dilution could be substantial. See “Risk factors and special considerations—Dilution and Effect of Non-Participation in the Offer.” Any future rights offerings in which the subscription price per share is less than the net asset value per share will result in an immediate dilution of net asset value per share for all shareholders. Except as described herein, rights holders will have no right to rescind their subscriptions after receipt of their payment for shares by the subscription agent.

For information regarding the offer, please contact The Altman Group, the information agent for the offer, at (866) 530-8655.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total maximum(5)
Estimated subscription price(1)	$11.54	$87,745,025
Estimated sales load(2)	$0.40	$3,041,422
Estimated net proceeds to us(3)(4)	$11.14	$84,703,603

(footnotes on inside front cover)

UBS Investment Bank

(continued from front cover)

This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing and should be retained for future reference. You may obtain additional information about us from our reports filed with the Securities and Exchange Commission (“SEC”). Where indicated, we have incorporated into this prospectus information from the Statement of Additional Information (“SAI”) dated March 17, 2010. You can find the table of contents for the SAI on page 49 of this prospectus. The SAI is, and the annual report and the semi-annual report will be, available free of charge at www.greaterchinafund.com. You may obtain a copy of the SAI or our reports filed with the SEC upon written or oral request free of charge by contacting the information agent. In addition, the SAI and other reports filed with the SEC, including material incorporated by reference into this prospectus or the SAI, are available on the SEC’s website at http://www.sec.gov.

Our investment manager is Baring Asset Management (Asia) Limited, an indirect wholly-owned subsidiary of Baring Asset Management Limited. Our administrator is Prudential Investments LLC. The investment manager, as well as the administrator, will benefit from the offer because their fees are based on our average net assets. Our address is Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, and our telephone number is (973) 367-7521.

(footnotes from front cover)

(1)	Estimated on the basis of 90% of the market price per share at the close of trading on the NYSE on March 15, 2010 and each of the four preceding trading days. See “The offer—Subscription Price.”

(2)	UBS Securities LLC will act as dealer manager for this offer. The Fund has agreed to pay the dealer manager a fee for its financial structuring and soliciting services equal to 3.50% of the subscription price per share for each share issued pursuant to the exercise of rights and the over-subscription privilege. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to 2.50% of the subscription price per share for each share issued pursuant to the offer as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. The Fund has also agreed to reimburse the dealer manager up to an aggregate of $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer. These fees and expenses of the offer, including the dealer manager fee, will be borne by all of the Fund’s shareholders, including those shareholders who do not exercise their rights. The Fund and its investment manager have agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). See “The offer—Distribution Arrangements.”

(3)	Before deduction of offering expenses payable by us, estimated at approximately $700,000, including up to $100,000 to be paid to the dealer manager as partial reimbursement for its reasonable out-of-pocket expenses and fees to the subscription agent and information agent estimated to be approximately $40,000 in the aggregate inclusive of out of pocket expenses.

(4)	Funds received by check prior to the final due date of the offer will be deposited into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of shares.

(5)	Assumes all rights are exercised at the estimated subscription price per share. All of the rights offered may not be exercised.

Unless otherwise specified, all references in this prospectus to “U.S. dollars,” “dollars,” “US$” or “$” are to United States dollars; all references to “RMB” or “renminbi” are to renminbi, the legal tender currency of the People’s Republic of China (“PRC” or “China”); and all references to “Hong Kong dollars” or “HK$” are to Hong Kong dollars, the legal tender currency of Hong Kong. On March 5, 2010, the noon buying rates in New York City for cable transfers certified for customs purposes by the Federal Reserve Bank of New York were RMB 6.8260 per U.S. dollar and HK$7.7634 per U.S. dollar. See “Risk factors and special considerations—Currency Fluctuations” for additional information on the historical rate of exchange between the dollar and the RMB.

Unless otherwise indicated, U.S. dollar equivalent information in RMB for a period is based on the official foreign exchange rate on the last day in the period, U.S. dollar information for RMB as of a specified date is based on the official exchange rate for that date, U.S. dollar equivalent information in HK$ for a period is based on the average of the daily exchange rates for such period and U.S. dollar information for HK$ as of a specified date is based on the exchange rate for such date. We make no representation in this prospectus that the RMB, HK$, or US$ could be converted into any other currency, at any particular rate or at all.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the dealer manager has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the dealer manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of shares of common stock. We will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any subsequent material changes.

i

Prospectus summary

This summary highlights some information that is described more fully elsewhere in this prospectus. It may not contain all of the information that is important to you. To understand the offer fully, you should read the entire prospectus carefully, including the risk factors discussed in “Risk factors and special considerations” beginning on page 29 of this prospectus. As used in this prospectus, the terms “the Fund,” “we,” “our,” “ours,” and “us” refer to The Greater China Fund, Inc., a non-diversified, closed-end management investment company organized as a Maryland Corporation and the issuer of the rights, unless the context suggests otherwise.

THE OFFER

Purpose of the offer

Our Board of Directors has determined that it is in our best interest and would result in a net benefit to our existing shareholders to increase our assets available for investment, thereby enabling us to take advantage more fully of available existing and future investment opportunities consistent with our investment objective of long-term capital appreciation through investment primarily in listed equity securities of China companies. In reaching this decision, the Board of Directors considered, among other matters, advice by the Fund’s investment manager that new capital would permit us to take advantage of available and emerging investment opportunities in China companies without having to sell portfolio securities that the investment manager believes should be held. In the view of our investment manager, the outlook for new investment opportunities in China companies is promising. The offer seeks to provide an exclusive opportunity to existing shareholders to purchase shares at a discount to market price (subject to the sales load described in this prospectus). The distribution to shareholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating shareholders of record on the record date, the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the offer. Our Board of Directors also took into account that a well-subscribed rights offering may marginally reduce our expense ratio (since our fixed costs could be spread over a larger asset base), which would be of long-term benefit to us, and could increase the trading volume of our shares on the New York Stock Exchange (the “NYSE”). The investment manager and its affiliates have an inherent conflict of interest in recommending the offer because the Fund pays fees to the investment manager based on a percentage of the Fund’s assets (the greater the assets of the Fund, the greater the compensation paid to the investment manager and its affiliates).

We cannot assure you that this offer will be successful or that, by increasing our size, our aggregate expenses and, correspondingly, our expense ratio will be lowered or that the trading volume of our shares trading on the NYSE will increase. See “The offer—Purpose of the offer.”

Important terms of the offer

We are issuing to our shareholders of record as of the close of business on March 23, 2010 (the “record date”), who we refer to as “record date shareholders,” transferable rights (“rights”) entitling the holders of these rights to subscribe for an aggregate of 7,603,555 shares (the “shares”) of our common stock, par value $0.001 per share (the “offer”). Record date shareholders will receive one right for each share of common stock held on the record date. The rights entitle their holders to purchase one share for every three rights held (1-for-3). We will not issue fractional shares of our common stock upon the exercise of rights; accordingly, rights may be exercised only in multiples of three, except that any record date shareholder who is issued fewer than three rights will be able to subscribe for one share of common stock. Record date shareholders who hold two or more accounts may not combine their fractional interests across accounts. Rights are evidenced by subscription certificates that will be mailed to record date shareholders, except as described under “The offer—Requirements for Foreign Shareholders.” We refer to a rights holder’s right to acquire during the subscription period at the subscription price per share one additional share for every three rights held (or in the case of any record date shareholder who is issued fewer than three rights, the right to acquire one share), as the “primary subscription.”

The rights are transferable and will be admitted for trading on the NYSE under the symbol “GCH.RT”, subject to notice of issuance. Our outstanding common stock is listed on the NYSE and trades under the symbol “GCH”, as will the shares of our common stock issuable upon exercise of the rights.

Rights holders may exercise rights at any time during the subscription period, which commences on March 23, 2010 and expires at 5:00 p.m., New York City time, on April 16, 2010, unless otherwise extended (the “expiration date”). See “The offer—Expiration of the offer.”

Record date shareholders who fully exercise the rights they obtained in the primary subscription (other than those rights that cannot be exercised because they represent the right to acquire less than one share) will be entitled to an over-subscription privilege under which they may subscribe for additional shares at the subscription price per share. Any shares made available pursuant to the over-subscription privilege are subject to allotment. See “The offer—Over-Subscription Privilege.”

Over-subscription privilege

Record date shareholders who exercise all the rights issued to them (other than those rights that cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares represented by any unexercised rights issued in the primary subscription, subject to certain limitations and subject to allotment. This is known as the “over-subscription privilege.” Investors who are not record date shareholders, but who otherwise acquire rights to purchase shares of our common stock pursuant to the offer, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. If sufficient shares remain, all over-subscription requests will be honored in full. To the extent sufficient shares are not available to honor all over-subscription requests, any remaining unsubscribed shares will be allocated pro rata among those record date shareholders who over-subscribe based on the number of shares of our common stock they owned on the record date. See “The offer—Over-Subscription Privilege.”

Subscription price

The subscription price per share (the “subscription price”) will be determined based upon a formula equal to 90% of the average of the last reported price of a share of our common stock on the NYSE on the date on which the offer expires, as such date may be extended from time to time (the “expiration date”), and each of the four preceding trading days (the “formula price”). If, however, the formula price is less than 75% of the Fund’s net asset value per share of common stock on the expiration date, then the subscription price will be 75% of the Fund’s net asset value per share of common stock on that day. Since the subscription price per share will be determined on the expiration date, rights holders who decide to acquire shares in the primary subscription or pursuant to the over-subscription privilege will not know when they make such decisions the purchase price of those shares. See “The offer—Subscription Price.” The subscription price per share will include a sales load.

Transferability and sale of rights

The rights are transferable until the close of business on the last business day prior to the expiration date. The rights will be admitted for trading on the NYSE under the symbol “GCH.RT”, subject to notice of issuance. Trading in the rights on the NYSE is expected to be conducted on a when-issued basis beginning on March 18, 2010, until the record date; thereafter, the rights will trade the regular way through April 15, 2010 (one business day prior to the expiration date (including any extensions)). We will use our best efforts to ensure that an adequate trading market for the rights will exist, by requesting that the rights trade on the NYSE and by retaining the dealer manager, the subscription agent and the information agent, but we cannot assure you that a market for the rights will develop. Assuming a market does exist for the rights, you may purchase and sell the rights through the usual brokerage channels or sell the rights through the subscription agent.

Record date shareholders who do not wish to exercise any of the rights issued to them pursuant to the offer may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before 5:00 p.m., New York City time, on April 14, 2010 (or, if the subscription period is extended, on or before 5:00 p.m., New York City time, two business days prior to the extended expiration date). The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred rights. See “The offer—Transferability and Sale of Rights.”

How to subscribe

Rights may be exercised by either:

•

sending a completed subscription certificate together with payment of the estimated subscription price of $11.54 per share (90% of the average of the last reported market price per share on March 15, 2010 and each of the four preceding trading days) for the shares subscribed for in the primary subscription and for any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent prior to 5:00 p.m., New York City time, on the expiration date, or

•

having a bank, trust company or NYSE member deliver a notice of guaranteed delivery to the subscription agent prior to 5:00 p.m., New York City time, on the expiration date guaranteeing delivery of (i) payment of the estimated subscription price of $11.54 per share for the shares subscribed for in the primary subscription and for any additional shares subscribed for pursuant to the over-subscription privilege and (ii) a completed subscription certificate.

For additional information on exercising your rights, see “The offer—Method of Exercise of Rights, and “The offer—Payment for Shares.”

Requirements for foreign shareholders

Subscription certificates will not be mailed to record date shareholders whose addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia). The subscription agent will hold the rights to which those subscription certificates relate for such shareholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on April 13, 2010, three business days prior to the expiration date (or, if the subscription period is extended, on or before three business days prior to the extended expiration date), the subscription agent will transfer the rights of these shareholders to the dealer manager, which will either purchase the rights or use its best efforts to sell the rights. The net proceeds, if any, from sale of those rights, by or to the dealer manager, will be remitted to these shareholders.

Subscription agent

The subscription agent is The Colbent Corporation. See “The offer—Subscription Agent.”

Information agent

The information agent is The Altman Group. See “The offer—Information Agent.”

How to obtain information

You may obtain information with respect to the offer by contacting your bank, broker or nominee or the information agent, The Altman Group, toll-free at (866) 530-8655.

Important dates to remember

Event	Date
Record Date	March 23, 2010
Subscription Period	March 23, 2010-April 16, 2010*
Expiration Date	April 16, 2010*
Payment for Shares or Notice of Guaranteed Delivery Due	April 16, 2010*
Payment for Guarantees of Delivery Due	April 21, 2010*
Confirmation to Participants	April 28, 2010*
Final Payment for Shares Due	May 12, 2010*

*	Unless the offer is extended.

For a detailed discussion of the terms of the offer, see “The offer.”

Distribution arrangements

UBS Securities LLC will act as dealer manager for the offer. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer manager will provide financial structuring services in connection with the offer and will solicit the exercise of rights and participation in the over-subscription privilege. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for these financial structuring and soliciting services equal to 3.50% of the subscription price per share for shares issued pursuant to the exercise of rights and the over-subscription privilege. The fees paid to the dealer manager will be borne by the Fund and indirectly by all of its shareholders, including those who do not exercise the rights. The dealer manager will benefit from this offer as a result of this fee arrangement. The dealer manager will reallow a portion of its fee to other broker-dealers who have assisted in soliciting the exercise of rights. In addition, we have agreed to reimburse the dealer manager up to $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer.

Prior to the expiration of the offer, the dealer manager may independently offer for sale shares of the Fund, including shares acquired through purchasing and exercising the rights, at prices it sets. See “The offer—Distribution Arrangements.”

Use of proceeds

If 7,603,555 shares are sold at an assumed subscription price of $11.54 per share, the net proceeds of the offer are estimated to be approximately $84,003,603, after deducting our estimated offering expenses, including the sales load and other offering expenses (including expenses of the dealer manager) estimated to be $700,000.

The investment manager has advised us that it anticipates that the net proceeds will be invested in accordance with our investment objective and policies set forth under “Investment Objective and Policies” below within three months of the expiration date of this prospectus, depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds will be invested in high quality short-term debt instruments, as described below under “Investment objective and policies.”

Certain effects of the offer

The Fund’s investment manager will benefit from the offer because the investment manager fee is based on the Fund’s average weekly net assets. It is not possible to state precisely the amount of additional compensation the investment manager will receive as a result of the offer because it is not known how many shares will be subscribed for and because the net proceeds of the offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all rights are exercised, (ii) the Fund’s average weekly net asset value is $14.18 per share (the net asset value per share on March 15, 2010) and (iii) the subscription price is $11.54 per share (90% of the average of the last reported sale price of a share of common stock on the NYSE March 15, 2010 and each of the four preceding trading days), after giving effect to dealer manager fees and other offering expenses, the investment manager would receive additional management fees of approximately $1,605,402 for the twelve months following the completion of the offer and would continue to receive additional management fees as a result of the offer, based on the Fund’s average weekly net assets attributable to the shares issued in the offer, thereafter.

INFORMATION REGARDING US

Our investment objective and policies

We are a non-diversified, closed-end management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We seek long-term capital appreciation through investment in listed equity securities of China companies, which are companies that (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. Under normal market conditions, as a fundamental policy, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China and Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies.

In determining whether companies (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong, the investment manager utilizes information contained in financial statements, economic reports and analyses and other available information, which may include information obtained directly from or in discussions with the issuers of securities in which we are considering an investment. In certain instances, the available information with respect to issuers of securities may not provide a quantitative breakdown of a particular issuer’s China-related revenues, and the investment manager may be required to make a qualitative determination as to whether the issuer is a China company for the purposes of our investment policies.

While we invest a substantial portion of our assets in securities issued by established China companies, the investment manager also seeks to identify and invest in securities issued by certain smaller, less seasoned China companies that it believes offer potential for long-term capital appreciation. Investments in securities issued by these China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities issued by more established companies. We have not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities we may invest. See “Risk factors and special considerations—Investments in Unseasoned Companies.”

Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of China companies. For more information on our investment objective, investment policies and restrictions and for information relating to the markets in which the Fund invests, see “Investment objective and policies” in this prospectus and “Investment Objective and Policies,” “Investment Restrictions” and “Certain Information Concerning China, Hong Kong and Taiwan” in the SAI.

The investment manager

Baring Asset Management (Asia) Limited serves as our investment manager. The investment manager is a Hong Kong corporation that was incorporated in 1985 to advise institutional clients with respect to investments in Asia. It is also an indirect wholly-owned subsidiary of Baring Asset Management Limited (“BAML”), a leading international investment manager. BAML, along with its subsidiaries and Baring Asset Management, Inc., is referred to herein as “BAM.” BAM had approximately a total of $46.8 billion in assets under management for mutual funds, pension funds, corporations, government agencies, charitable organizations, investment companies, private individuals and others as of December 31, 2009. BAM had approximately $13 billion invested in Asian securities markets (excluding Japan) as of December 31, 2009. BAML is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. See “Management of the Fund—Investment Manager” in this prospectus and “Investment Advisory and Other Services—Investment Manager” in the SAI.

Compensation of the investment manager

We pay the investment manager a monthly fee at the annual rate of 1.25% of our average weekly net assets up to $250 million and 1.00% of such weekly net assets over $250 million. The fees payable to the investment manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. The investment manager will benefit from the offer because its fees are based on our average net assets. See “Management of the Fund—Investment Manager” in this prospectus and “Investment Advisory and Other Services—Investment Manager” in the SAI.

The administrator

Our administrator is Prudential Investments LLC. We pay the administrator a monthly fee at an annual rate of 0.20% of our average weekly net. The administrator will benefit from the offer because its fees are based on our average net assets. See “Management of the Fund—Administrator” in this prospectus and “Investment Advisory and Other Services—Administrator” in the SAI.

Custodian, transfer agent, dividend paying agent and registrar

The Bank of New York Mellon Corporation serves as our custodian. Our custodian has entered into agreements with foreign sub-custodians.

Our transfer agent, dividend paying agent and registrar is PNC Global Investment Servicing Inc.

See “Custodian, transfer agent, dividend paying agent and registrar.”

Risk factors and special considerations

Investing in us involves special considerations that are not normally associated with investments in U.S. issuers. See “Risk factors and special considerations” beginning on page 29 of this prospectus to read about factors you should carefully consider before investing in us.

Certain anti-takeover provisions

Our organizational documents—our charter and bylaws—contain provisions that could have the effect of limiting: (i) the ability of any party to acquire control of us, (ii) our freedom to engage in certain transactions, (iii) the ability of our Board of Directors or shareholders to amend our charter documents, (iv) the ability of our shareholders to change the composition of our Board of Directors or (v) our conversion to an open-end investment company. These provisions of our charter documents may be regarded as “anti-takeover” provisions and could have the effect of depriving our shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. Our Board of Directors has considered these anti-takeover provisions and concluded that they are in our best interest and the best interest of our shareholders. See “Description of common stock—Certain Anti-takeover Provisions in Our Charter and Bylaws and under Maryland Law.”

Expense information

	Percentage of Subscription Price
Shareholder transaction expenses
Sales load	3.50	%(1)
Dividend reinvestment plan fees	—	%(2)

	Percentage of Net Assets Attributable to Common Stock
Annual expenses(3)
Management fees	1.15%
Other expenses	0.54%
Administration fees	0.20	%(4)
Other operating expenses	0.33%
Underlying fees and expenses	0.01	%(5)

Total annual expenses	1.69%

The information contained in this table is current as of December 31, 2009.

(1)	The dealer manager will receive a fee for financial structuring and soliciting services equal to 3.50% of the subscription price per share for each share issued pursuant to this offer. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to 2.50% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the subscription price per share for each share issued pursuant to this offer as a result of their soliciting efforts, subject to a maximum fee based on the number of shares of our common stock held by each broker-dealer through DTC on the record date. We have also agreed to reimburse the dealer manager for a portion of its reasonable out-of-pocket expenses up to an aggregate of $100,000. These fees will be borne by all of our shareholders, including those shareholders who do not exercise their rights.

(2)	See “Dividends and distributions; dividend reinvestment plan.”

(3)	Other expenses are based on estimated amounts for our current fiscal year. Management fees are based on asset size after giving effect to the anticipated net proceeds of the current offering of 7,603,555 shares of our common stock.

(4)	See “Management of the Fund—Administrator” in this prospectus and “Investment Advisory and Other Services—Administrator” in the SAI.

(5)	Represents potential management fee associated with investment in unaffiliated investment vehicle that invests in or has exposure to China A shares.

The table above is intended to assist you in understanding the various costs and expenses that you will bear, directly or indirectly, by investing in us assuming the offer is fully subscribed and the receipt of net proceeds of approximately $84,003,603 after deducting our estimated offering expenses, including the expenses of the dealer manager, the sales load and other offering expenses estimated to be $3,741,422.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:

Cumulative expenses paid for the period of:

1 year	3 years	5 years	10 years
$52	$86	$124	$228

The above example assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of 1.69%. The table above and the assumption in the example of a 5% annual return are required by SEC regulations applicable to all investment companies. This example should not be considered a representation of past or future expenses or rate of return; our actual expenses may be greater or less than those shown. For more complete descriptions of certain of our costs and expenses, see “Management of the Fund” in this prospectus and in the SAI.

Financial highlights

KPMG LLP, our independent registered public accounting firm, audited the following selected financial data per share of our common stock for the years ended December 31, 2009, 2008 and 2007. KPMG’s reports with respect to these periods were unqualified. The audited selected financial data below for the years ended December 31, 2000 to December 31, 2006 has been audited by other independent accountants whose reports with respect to that period were also unqualified. This information should be read in conjunction with the audited financial statements and the accompanying notes thereto for the year ended December 31, 2009, and the accompanying notes thereto, which are incorporated by reference in the SAI. You may obtain a copy of the SAI or any audit reports prepared in connection with this information by contacting the information agent.

	For the Year Ended December 31,
	2009	2008	2007	2006	2005	2004
		(audited)
Net asset value, beginning of period	$8.90	$28.91	$24.50	$14.93	$17.18	$16.57

Increase From Investment Operations:
Net investment income	0.02	.15 *	— **	0.13	0.19 *	0.20
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.83	(13.45)	17.55	12.09	1.47 *	0.96

Total from investment operations	5.85	(13.30)	17.55	12.22	1.66	1.16

Dividends and distributions to shareholders:
From net investment income	(0.08)	—	(0.03)	(0.45)	(0.43)	(0.21)
From net realized gain on investment transactions	—	(6.66)	(13.11)	(2.20)	(2.25)	(0.34)

Total dividends and distributions to shareholders	(0.08)	(6.66)	(13.14)	(2.65)	(2.68)	(0.55)

Fund Share Transactions:
Dilutive effect resulting from issuance of shares in stock dividend	—	(0.05)	—	—	—	—
Dilutive effect of rights offering	—	—	—	—	(1.04)	—
Offering costs charged to paid-in-capital in excess of par	—	—	—	— **	(0.19)	—

Total Fund share transactions	—	(0.05)	—	—	(1.23)	—

Net asset value, end of period	$14.67	$8.90	$28.91	$24.50	$14.93	$17.18

Market value, end of period	$13.92	$8.32	$24.81	$31.48	$13.04	$15.75

Total investment return(1)	68.40%	(49.56)%	20.59%	168.90%	(0.72)%	(14.77)%

Ratios/Supplemental Data:
Net assets, end of period (000’ is omitted)	$333,947	$202,510	$486,483	$411,539	$250,677	$216,434
Ratio of expenses to average net assets	1.96%	2.01%	1.62%	1.86%	2.09%	2.28%
Ratio of net investment income to average net assets	0.19%	0.93%	0.01%	0.66%	1.04%	1.17%
Portfolio turnover	105%	133%	85%	114%	140%	66%

	For the Year Ended December 31,
	2003	2002	2001	2000
Net asset value, beginning of period	$10.06	$10.59	$10.84	$11.47

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.09	0.04	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.50	(0.58)	(0.23)	(0.66)

Total from investment operations	6.77	(0.49)	(0.19)	(0.60)

Dividends and distributions to shareholders:
From net investment income	(0.26)	(0.04)	(0.06)	(0.03)
In excess of net investment income	—	—	—	—
From net realized gain on investment transactions	—	—	—	—
In excess of net realized gain on investments	—	—	—	—

Total dividends and distributions to shareholders	(0.26)	(0.04)	(0.06)	(0.03)

Fund Share Transactions:
Dilutive effect of rights offering	—	—	—	—
Offering costs charged to paid-in-capital in excess of par	—	—	—	—
Total Fund share transactions	—	—	—	—

Net asset value, end of period	$16.57	$10.06	$10.59	$10.84

Market value, end of period	$19.12	$8.82	$8.76	$8.19

Total investment return(1)	120.13%	1.15%	7.67%	(1.86)%

Ratios/Supplemental Data:
Net assets, end of period	$208,699	$126,640	$133,406	$136,562
Ratio of expenses to average net assets	2.04%	2.17%	2.17%	2.01%
Ratio of net investment income (loss) to average net assets	2.20%	0.84%	0.36%	0.49%
Portfolio turnover	85%	38%	33%	53%
Average Commission Rate Paid

*	Based on average shares outstanding.

**	Amount represents less than $0.005 per share.

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The offer

PURPOSE OF THE OFFER

Our Board of Directors has determined that it is in our best interest and would result in a net benefit to our existing shareholders to increase our assets available for investment, thereby enabling us to take advantage more fully of available existing and future investment opportunities consistent with our investment objective of long-term capital appreciation through investment primarily in listed equity securities of China companies. In reaching this decision, the Board of Directors considered, among other matters, advice by the Fund’s investment manager that new capital would permit us to take advantage of available and emerging investment opportunities in China companies without having to sell portfolio securities that the investment manager believes should be held. In the view of our investment manager, the outlook for new investment opportunities in China companies is promising. The offer seeks to provide an exclusive opportunity to existing shareholders to purchase shares at a discount to market price (subject to the sales load described). The distribution to shareholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating record date shareholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the offer.

Our Board of Directors also took into account that a well-subscribed rights offering may marginally reduce our expense ratio (since our fixed costs could be spread over a larger asset base), which would be of long-term benefit to us, and could increase the trading volume of our shares on the NYSE.

The investment manager and its affiliates have an inherent conflict of interest in recommending the offer because the Fund pays fees to the investment manager based on a percentage of the Fund’s assets (the greater the assets of the Fund, the greater the compensation paid to the investment manager and its affiliates). See “Management of the Fund” in this prospectus and the SAI.

We cannot assure you that this offer will be successful or that, by increasing our size, our aggregate expenses and, correspondingly, our expense ratio will be lowered or that trading of our shares trading on the NYSE will increase.

We may, in the future and at our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to this offer. We will make any such future rights offering in accordance with the requirements of the Investment Company Act.

IMPORTANT TERMS OF THE OFFER

We are issuing to record date shareholders as of the close of business on March 23, 2010, the record date for the offer, transferable rights to subscribe for an aggregate of 7,603,555 shares. Each record date shareholder is being issued one right for each share of common stock owned on the record date. Each record date shareholder and each other holder of these rights is entitled to subscribe for one share for every three rights held (1-for-3). We will not issue fractional shares of our common stock upon the exercise of rights; accordingly, rights may only be exercised in multiples of three, except that any record date shareholder who is issued fewer than three rights will be able to subscribe for one share of common stock. Rights are evidenced by subscription certificates that will be mailed to record date shareholders, except as described below under “—Requirements for Foreign Shareholders.”

The rights are transferable and will be admitted for trading on the NYSE under the symbol “GCH.RT” subject to notice of issuance. Our outstanding common stock is listed on the NYSE and trades under the symbol “GCH”, as will the shares of common stock issued upon the exercise of rights.

The offer

Rights holders may exercise rights at any time during the subscription period, which commences on March 23, 2010 and expires at 5:00 p.m., New York City time, on April 16, 2010, unless extended. See “—Expiration of the offer” below.

Rights holders who are record date shareholders and who fully exercise the rights they obtained in the primary subscription (other than those rights that cannot be exercised because they represent the right to acquire less than one share) will be entitled to an over-subscription privilege under which they may subscribe for additional shares at the subscription price per share. Any shares made available pursuant to the over-subscription privilege are subject to allotment, as more fully discussed below under “—Over-Subscription Privilege.” For purposes of determining the maximum number of shares a shareholder may acquire pursuant to the offer, broker-dealers, trust companies, banks, or others whose shares are held of record by depositories or nominees, such as Cede & Co. Inc., will be deemed to be the holders of the rights that are issued on their behalf to such depositories or nominees.

Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated subscription price, to the subscription agent. A rights holder will have no right to rescind a purchase after the subscription agent has received a completed subscription certificate together with payment for the shares offered pursuant to the offer, except as provided under “—Notice of Net Asset Value Decline.” Rights holders who exercise their rights will not know at the time of exercise the subscription price of the shares being acquired and will be required initially to pay for both the shares subscribed for during the subscription period and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $11.54 per share. The subscription price per share includes a sales load. For a discussion of the method by which rights may be exercised and shares paid for, see “—Method of Exercise of Rights” and “—Payment for Shares.”

There is no minimum number of rights which must be exercised in order for the offer to close. The Fund will bear the expenses of the offer, which will be paid from the proceeds of the offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the offer, the dealer manager fee, and the expenses of Fund counsel and the Fund’s independent registered public accounting firm in connection with the offer.

OVER-SUBSCRIPTION PRIVILEGE

Record date shareholders who exercise all the rights issued to them (other than those rights that cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares represented by any unexercised rights issued in the primary subscription. Investors who are not record date shareholders, but who otherwise acquire rights to purchase shares of our common stock pursuant to this offer, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. Pursuant to this over-subscription privilege, record date shareholders who exercise all the rights issued to them will be asked to indicate on a subscription certificate how many additional shares they would like to purchase pursuant to the offer. If sufficient shares remain, all over-subscription requests will be honored in full. To the extent sufficient shares are not available to honor all over-subscription requests, any remaining unsubscribed shares will be allocated pro rata among those record date shareholders who over-subscribe based on the number of shares of our common stock they owned on the record date. The allocation process may involve a series of allocations in order to ensure that the total number of shares available for over-subscription is distributed on a pro rata basis.

We will not offer or sell any shares that are not subscribed for either in the primary subscription or pursuant to over-subscription privilege.

SUBSCRIPTION PRICE

The subscription price will be determined based upon a formula equal to 90% of the average of the last reported price of a share of our common stock on the NYSE on the expiration date, and each of the four

The offer

preceding trading days. If, however, the formula price is less than 75% of the Fund’s net asset value per share of common stock on the expiration date, then the subscription price will be 75% of the Fund’s net asset value per share of common stock on that day. Since the subscription price per share will be determined on the expiration date, rights holders who decide to acquire shares in the primary subscription or pursuant to the over-subscription privilege will not know when they make that decision the purchase price of those shares. For example, if the average of the last reported sale prices on the NYSE on the expiration date and each of the four preceding business days of a share of our common stock is $12.82 and the net asset value per share is $14.18 on the expiration date, the subscription price will be $11.54 (90% of $12.82). If, however, the average of those sales prices is $7.00 and the net asset value per share is $14.18 on the expiration date, the subscription price per share will be $10.64 (75% of $14.18). Although it is not possible to state precisely the amount of dilution of net asset value which we will experience because it is not known at this time how many shares will be subscribed for or what the net asset value or sales price of our shares will be on the expiration date, we will experience a smaller reduction in our net asset value if our shares are trading at a premium to net asset value for purposes of calculating the subscription price per share than if they are trading at a discount. See “—Dilution and Effect of Non-Participation in the Offer” and “Net asset value and market price information.” The subscription price per share will include a sales load.

We announced the offer after the close of trading on the NYSE on March 12, 2010. The net asset value per share of our common stock at the close of business on March 15, 2010 was $14.18, and the last reported sale prices of a share of our common stock on the NYSE on March 15 was $12.64.

TRANSFERABILITY AND SALE OF RIGHTS

The rights are transferable until the close of business on the last business day prior to the expiration date, which is April 15, 2010, unless extended. We may, however, extend the expiration of the offer until 5:00 p.m., New York City time, on a date no later than April 30, 2010. We will apply to list the rights for trading on the NYSE under the symbol “GCH.RT”, subject to notice of issuance. The rights will be admitted for trading on the NYSE on a when-issued basis from March 18, 2010, until the record date; thereafter, they will trade the regular way through April 15, 2010 (one business day prior to the expiration date (including extensions)). You are encouraged to contact your broker, bank or financial adviser for more information about trading the rights. We will use our commercially reasonable efforts to ensure that an adequate trading market for the rights will exist by requesting that the rights be traded on the NYSE and by retaining the dealer manager, the subscription agent and the information agent, but we cannot assure you that a market for the rights will develop. Assuming a market exists for the rights, you may purchase and sell the rights through the usual brokerage channels or sell the rights through the subscription agent.

Sales through subscription agent and dealer manager

Record date shareholders who do not wish to exercise any of the rights issued to them pursuant to this offer may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before 5:00 p.m., New York City time, on April 14, 2010, (or, if the subscription period is extended, on or before 5:00 p.m., New York City time two business days prior to the extended expiration date). Upon the timely receipt of appropriate instructions to sell rights, the subscription agent will ask the dealer manager either to purchase the rights or to use its best efforts to complete the sale, and the subscription agent will remit the proceeds of the sale to the selling rights holder. If the rights are sold, sales of those rights will be deemed to have been effected at the weighted average price received by the dealer manager on the day those rights are sold. This price may differ from the price at which the particular rights are actually sold. The sale price of any rights sold to the dealer manager will be based upon the then current market price for the rights. The dealer manager will also attempt to sell all rights that remain unclaimed as a result of subscription certificates being returned by

The offer

the postal authorities to the subscription agent as undeliverable as of the fourth business day prior to the expiration date (or, if the subscription period is extended, as of the fourth business day prior to the extended expiration date). The subscription agent will hold the proceeds from those sales for the benefit of those nonclaiming shareholders until the proceeds are either claimed or escheated. We cannot assure you that the dealer manager will purchase or be able to complete the sale of any of those rights, and neither we nor the dealer manager has guaranteed any minimum sales price for the rights. If a shareholder does not utilize the services of the subscription agent and chooses to use another broker-dealer or other financial institution to sell rights issued to them pursuant to the offer, then the other broker-dealer or financial institution may charge a fee to sell the rights.

Other transfers

The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred rights. If this occurs, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the shareholder or, if the shareholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond with the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, subject to the standards and procedures we adopt.

Record date shareholders wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date for: (i) the transfer instructions to be received and processed by the subscription agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by the new subscription certificate to be exercised or sold by the recipients of the subscription certificate. Neither we nor the subscription agent nor the dealer manager shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise or sale prior to the expiration date.

Except for the fees charged by the subscription agent and dealer manager (which we will pay), the transferor of the rights shall be responsible for all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of rights. Neither we nor the subscription agent nor the dealer manager will pay such commissions, fees or expenses. Investors who wish to purchase, sell, exercise or transfer rights through a broker, bank or other party should first inquire about any fees and expenses that the investor will incur in connection with the transaction.

We anticipate that the rights will be eligible for transfer through, and that the exercise of the primary subscription and the over-subscription privilege may be effected through, the facilities of The Depository Trust Company (“DTC”). We refer to rights exercised through DTC as “DTC-exercised rights.” Holders of DTC-exercised rights may exercise the over-subscription privilege by properly executing and delivering to the subscription agent, at or prior to 5:00 p.m., New York City time, on the expiration date, a nominee holder over-subscription exercise form (or a substantially similar form satisfactory to the subscription agent), together with payment of the subscription price per share for the number of shares for which the over-subscription privilege is to be exercised.

The offer

EXPIRATION OF THE OFFER

The offer will expire at 5:00 p.m., New York City time, on April 16, 2010, unless we extend the expiration date until 5:00 p.m., New York City time, on a date no later than April 30, 2010.

Rights will expire on the expiration date; they may not be exercised thereafter. We will promptly announce any extension of the expiration date, but in no event will we announce an extension later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make announcements concerning extension of the offer, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate such announcements other than by making a release to the Dow Jones News Service or such other means of announcement as we deem appropriate. We may extend the offer in our sole discretion for any reason, including as a result of a decline in our net asset value as described below in “—Notice of Net Asset Value Decline.”

NOTICE OF NET ASSET VALUE DECLINE

In accordance with SEC regulatory requirements, we have undertaken to suspend the offer until we amend this prospectus if our net asset value declines more than 10% from our net asset value as of March 17, 2010, the effective date of our registration statement relating to this offer. If this occurs, we will notify shareholders of the decline in net asset value and permit them to cancel their exercise of rights.

METHOD OF EXERCISE OF RIGHTS

Rights are evidenced by subscription certificates, which will be mailed to record date shareholders or, if a record date shareholder’s shares are held on the shareholder’s behalf by a depository or nominee, such as Cede & Co. Inc., to that depository or nominee, except as discussed below under “—Requirements for Foreign Shareholders.” You may exercise rights by completing and signing the subscription certificate and mailing it in the envelope provided (or otherwise delivering the completed and signed subscription certificate to the subscription agent), together with payment in full for the shares at the estimated subscription price per share as described below under “—Payment for Shares.” You may also exercise rights by contacting your broker, banker or trust company, or NYSE member, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate, a service known as notice of guaranteed delivery. A fee may be charged for this service. We will not issue fractional shares; accordingly, rights may be exercised only in multiples of three, except that any record date shareholder who is issued fewer than three rights will be able to subscribe for one share of common stock (such record date shareholder may also subscribe for shares pursuant to the over- subscription privilege). The subscription agent must receive completed subscription certificates prior to 5:00 p.m., New York City time, on the expiration date (unless the guaranteed delivery procedures are complied with as described below under “—Payment for Shares”). The subscription agent’s address for delivery of the completed subscription certificates is set forth below under “—Subscription Agent.”

Shareholders who are record owners

Shareholders who are record owners of shares of our common stock on the record date can choose between either option set forth under “—Payment for Shares” below. If time is of the essence, the notice of guaranteed delivery service will permit delivery of the subscription certificate and payment after the expiration date.

Investors whose shares are held by a nominee

Shareholders whose shares of our common stock are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their rights. In such a case, the nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under “—Payment for Shares” below.

The offer

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold shares of our common stock for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain the intentions of those beneficial owners and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment described under “—Payment for Shares” below.

Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner who is a record date shareholder, as to the aggregate number of rights exercised during the subscription period and the number of shares subscribed for pursuant to the over-subscription privilege by the beneficial owner, and that the beneficial owner exercised all rights issued to it pursuant to the offer.

REQUIREMENTS FOR FOREIGN SHAREHOLDERS

Subscription certificates will not be mailed to record date shareholders on the record date whose addresses are outside the United States (for these purposes, the “United States” includes its territories and possessions and the District of Columbia). The subscription agent will hold the rights to which those subscription certificates relate for these shareholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on April 13, 2010, three business days prior to the expiration date (or, if the subscription period is extended, on or before three business days prior to the extended expiration date), the subscription agent will transfer the rights of these shareholders to the dealer manager, which will either purchase the rights or use its best efforts to sell them. The net proceeds, if any, from sale of those rights by or to the dealer manager will be remitted to these shareholders.

DISTRIBUTION ARRANGEMENTS

UBS Securities LLC will act as dealer manager for the offer. Under the terms and subject to the conditions contained in a dealer manager agreement to be entered into by us, the investment manager and UBS Securities LLC, the dealer manager will provide financial structuring services in connection with the offer and will solicit the exercise of rights and participation in the over-subscription privilege. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for financial structuring and soliciting services equal to 3.50% of the subscription price per share for shares issued pursuant to the exercise of rights and the over-subscription privilege. The fees paid to the dealer manager will be borne by the Fund and indirectly by all of its shareholders, including those who do not exercise the rights. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to 2.50% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to 0.50% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates, or in the absence of such designation, to the dealer manager.

In addition, we have agreed to reimburse the dealer manager up to $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer. We and the investment manager have agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the agreement

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except for acts of bad faith, willful misconduct or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the agreement. The dealer manager may be deemed an underwriter in connection with the offer.

We have agreed not to offer or sell, or enter into any agreement to sell, any of our equity or equity-related securities or securities convertible into such securities for a period of 180 days after the date of the dealer manager agreement without the prior consent of UBS Securities LLC, as dealer manager, except for rights and shares issued in connection with this offer and shares of our common stock issued in connection with reinvestment of dividends or distributions.

Prior to the expiration of the offer, UBS Securities LLC, as dealer manager, may independently offer for sale shares of the Fund, including shares acquired through purchasing and exercising the rights, at prices it sets. Although the dealer manager may realize gains and losses in connection with purchases and sales of shares, such offering of shares is intended by the dealer manager to facilitate the offer and any such gains or losses are not expected to be material to the dealer manager. The dealer manager’s fee for its financial structuring and soliciting services is independent of any gains or losses that may be realized by the dealer manager through the purchase and exercise of the rights and the sale of shares.

In the ordinary course of their businesses, the dealer manager and/or its affiliates may engage in investment banking or financing transactions with the Fund, the investment manager and their affiliates.

The principal business address of UBS Securities LLC is 299 Park Avenue, New York, NY 10171.

SUBSCRIPTION AGENT

The subscription agent is The Colbent Corporation which will receive a fee estimated to be approximately $25,000 for its administrative, processing, invoicing and other services, inclusive of its out-of-pocket expenses related to the offer. The fees and expenses of the subscription agent are included in the fees and expenses of the offer and therefore will be borne by the Fund and indirectly by all shareholders, including those who do not exercise their rights. Completed subscription certificates together with payment of the estimated aggregate subscription price must be sent to The Colbent Corporation by one of the methods described below. We will accept only properly completed and executed subscription certificates actually received on a timely basis at any of the addresses listed.

(1) By first class mail:

The Colbent Corporation

Rights Offering

Att: Corporate Actions

P.O. Box 859208

Braintree, MA 02185-9208

(2) By overnight courier or express mail:

The Colbent Corporation

Rights Offering

Att: Corporate Actions

161 Bay State Road

Braintree, MA 02184

(3) By hand delivery:

The Colbent Corporation

Rights Offering

Att: Corporate Actions

161 Bay State Road

Braintree, MA 02184

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The fax number for guarantee of deliveries for eligible institutions only is (781) 930-4939. You can confirm receipt by phone at (781) 930-4900.

Delivery to an address other than those listed above will not constitute valid delivery.

INFORMATION AGENT

You may direct any questions or requests for information or assistance with respect to the offer to the information agent at its telephone number and address listed below:

The Altman Group, Inc.

60 East 42nd Street, Suite 916

New York, NY 10165

Telephone: (866) 530-8655

or call collect: (212) 400-2605

You may also contact your broker or nominee for information with respect to the offer.

The information agent will receive a fee estimated to be approximately $15,000, including reimbursement for its out-of-pocket expenses related to the offer. The fees and expenses of the information agent are included in the fees and expenses of the offer and therefore will be borne by the Fund and indirectly by all shareholders, including those who do not exercise their rights.

PAYMENT FOR SHARES

The method of delivery of subscription certificates to the subscription agent and the method of payment of the aggregate subscription price to us will be at your election and risk, but if sent by mail it is recommended that such certificates and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery of the subscription certificates to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the expiration date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

Rights holders who subscribe for shares in the primary subscription and pursuant to the over-subscription privilege may choose between the following methods of payment:

(1) A rights holder can send the properly completed and executed subscription certificate together with payment for the shares subscribed for in the primary subscription and for additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent, calculating the total payment on the basis of the estimated subscription price of $11.54 per share. To be accepted, such payment, together with the properly completed and executed subscription certificate, must be received by the subscription agent at the subscription agent’s office at the address set forth above prior to 5:00 p.m., New York City time, on the expiration date. The subscription agent will deposit all checks and money orders received by it prior to the final payment date into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of shares. A payment pursuant to this method must be in United States dollars by money order or check drawn on a bank located in the United States. The payment must be payable to The Greater China Fund, Inc. and must accompany a properly completed and executed subscription certificate for that subscription certificate to be accepted. Because uncertified personal checks may take at least five (5) business days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

(2) Alternatively, the subscription agent will accept a subscription if, prior to 5:00 p.m., New York City time, on the expiration date, the subscription agent has received a notice of guaranteed

The offer

delivery by facsimile or otherwise from a bank, trust company, or NYSE member guaranteeing delivery of (i) payment of the estimated subscription price of $11.54 per share for the shares subscribed for in the primary subscription and for any additional shares subscribed for under the over-subscription privilege and (ii) a properly completed and executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless it receives a properly completed and executed subscription certificate and full payment for the shares by the close of business on the third business day after the expiration date.

On the confirmation date, which will be five business days following the expiration date, the subscription agent will send a confirmation to each subscribing rights holder (or, if the rights holder’s shares are held by a depository or nominee, such as Cede & Co. Inc., to that depository or nominee) showing (i) the number of shares acquired in the primary subscription, (ii) the number of shares, if any, acquired pursuant to the over-subscription privilege, (iii) the per-share and total purchase price for the shares and (iv) any additional amount payable by such rights holder to us or any excess to be refunded by us to such rights holder, in each case based on the subscription price per share. If any rights holder exercises his or her right to acquire shares pursuant to the over-subscription privilege, we will apply any such excess payment that would otherwise be refunded to such rights holder toward payment for additional shares acquired pursuant to the over-subscription privilege. Any additional payment required from a rights holder must be received by the subscription agent within 10 business days after the date the subscription agent sends the confirmation to the rights holder. The subscription agent will promptly mail any excess payment made by a subscribing rights holder to that rights holder. All payments by rights holders must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to The Greater China Fund, Inc.

The subscription agent will deposit all checks it receives prior to the final due date of this offer into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of the shares.

Regardless of the method used to pay for the shares, issuance and delivery of certificates for the shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

Rights holders will have no right to rescind their subscription after the subscription agent receives their payment for the subscribed shares, except as provided above under “—Notice of Net Asset Value Decline.”

If a rights holder who acquires shares in the primary subscription or pursuant to the over-subscription privilege does not make payment of any additional amounts due, we reserve the right to take any or all of the following actions: (i) sell subscribed and unpaid-for shares to other shareholders, (ii) apply any payment we did receive toward the purchase of the greatest whole number of shares that could be acquired by that holder upon exercise of rights obtained in the primary subscription and/or pursuant to the over-subscription privilege, and/or (iii) exercise any and all other rights or remedies to which we may be entitled.

We will decide all questions concerning the timeliness, validity, form and eligibility of any exercise of rights, and our determinations on these matters will be final and binding. We may, in our sole discretion, waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

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DELIVERY OF SHARES

Participants in our dividend reinvestment plan will have any shares acquired in the primary subscription and pursuant to the over-subscription privilege credited to their shareholder dividend reinvestment accounts in the plan. Participants in the dividend reinvestment plan wishing to exercise rights for the shares of common stock held in their accounts in the dividend reinvestment plan must exercise them in accordance with the procedures set forth above.

CERTIFICATES FOR SHARES OF COMMON STOCK

Promptly after full payment for the shares acquired in the primary subscription has cleared, the subscription agent will cause to be mailed to each subscription rights holder of record that has validly exercised its basic subscription privileges one or more certificates representing the shares of common stock purchased pursuant to the primary subscription. The subscription agent may also arrange for issuance through DTC of shares subscribed for by or through DTC participants. Shares subscribed for pursuant to the over-subscription privileges will be delivered, either in certificated form or through DTC, in the case of shares subscribed by or through DTC participants, as soon as practicable after the expiration date of the rights offering and following the completion of any pro-rations as may be necessary in the event the over-subscription requests exceed the number of shares not subscribed for pursuant to the primary subscription. Stock certificates will not be issued for shares credited to dividend reinvestment plan accounts.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

This section describes the material U.S. federal income tax consequences of the receipt of the rights pursuant to this issuance and the subsequent disposition, exercise or expiration of those rights. It applies to you only if you acquire the rights pursuant to this issuance and you hold those rights as capital assets for U.S. federal income tax purposes. This section does not apply to you if you are a member of a special class of holders subject to special rules, including:

(1)	a dealer in securities;

(2)	a trader in securities that elects to use a mark-to-market method of accounting for securities holdings;

(3)	a tax-exempt organization;

(4)	a life insurance company;

(5)	a person liable for alternative minimum tax;

(6)	a person that actually or constructively owns 10% or more of the Fund’s voting stock;

(7)	a person that holds rights as part of a straddle or a hedging or conversion transaction;

(8)	a person deemed to sell rights in a constructive sale transaction;

(9)	a person owning rights through a partnership of other pass-through entity;

(10)	a person whose functional currency is not the U.S. dollar; or,

(11)	a person who is a U.S. expatriate.

You	are a U.S. Holder if you are a beneficial owner of rights, and you are:

•	citizen or individual resident of the U.S.;

•	a domestic corporation or other entity treated as a domestic corporation for U.S. federal tax purposes;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

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•	a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

You are a non-U.S. holder if you are a beneficial owner of rights who is not a U.S. holder and is not a partnership.

This section does not consider the specific facts and circumstances that may be relevant to a particular holder and does not address the treatment of a holder under the laws of any state, local or foreign taxing jurisdiction. This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, existing and proposed regulations and published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

If a partnership holds rights, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the tax treatment of the partnership. A partner in a partnership holding rights should consult its tax advisor with regard to the U.S. federal income tax treatment of the rights.

You should consult a tax advisor regarding the U.S. federal tax consequences of acquiring, holding, disposing of and exercising rights, and of allowing rights to expire, in your particular circumstances, as well as any tax consequences that may arise under the laws of any state, local or foreign taxing jurisdiction.

Distribution of rights

The distribution of rights to a holder should not constitute a taxable event to the holder for U.S. federal income tax purposes. The remainder of this U.S. federal income tax discussion assumes the distribution of rights will not constitute a taxable event to a holder for U.S. federal income tax purposes.

Basis and holding period

The tax basis of rights issued to a holder will be zero, unless either: (i) the fair market value of the rights on the date the rights are distributed is 15% or more of the value of the share with respect to which the right was issued (the “old share”), or (ii) the holder elects to allocate to the rights a portion of its basis in the old shares with respect to which the rights were distributed. If either (i) or (ii) applies, basis will be allocated in proportion to the relative fair market values of the old shares and the rights on the date the rights are distributed. A holder who wishes the make the election to allocate a portion of its basis to the rights must attach a statement to this effect to its U.S. federal income tax return for the tax year in which the rights are received. The election will apply to all rights received by the holder pursuant to the rights issuance and, once made, will be irrevocable.

In the event that the value of the rights is less than 15% of the value of the old shares, holders should consult their own tax advisors regarding the advisability of making such an election.

The basis of a right purchased in the market and held by a holder will generally be its purchase price.

The holding period of a right issued to a holder will include the holder’s holding period in the old share.

Sale, exchange or expiration

A U.S. Holder will recognize capital gain or loss on the sale or other disposition of rights in an amount equal to the U.S. dollar value of the difference between (i) the amount realized on the disposition and (ii) the U.S. Holder’s tax basis, if any, in the rights (as determined above).

If a U.S. Holder does not dispose of or exercise a right and the right expires, the U.S. Holder should not recognize a loss for U.S. federal income tax purposes (even if the holder has a tax basis in the right). Instead, if the U.S. Holder had previously allocated to that right a portion of the tax basis of the U.S. Holder’s old shares, that basis will be reallocated to the old shares.

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If a right that has been purchased in the market expires unexercised, a U.S. Holder of such right will recognize loss equal to such holder’s basis in the right.

A non-U.S. Holder generally will not be subject to U.S. Federal income tax on gain realized upon the sale of rights. In the case of a non-U.S. Holder who is a nonresident alien individual, however, gain realized upon the sale of rights will be subject to U.S. federal income tax at a rate of 30% (or lower treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions exist. If gains realized upon the sale of rights are “effectively connected” with a U.S. trade or business carried on by a non-U.S. Holder, such gains will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Exercise of rights

A holder will not recognize taxable income upon the exercise of a right. A holder’s basis in any share acquired upon exercise (the “new share”) will equal the sum of the basis, if any, of the right and the subscription price for the new share. A holder’s holding period in each right will begin with and include the date of exercise of the right.

Backup withholding and information reporting

Certain U.S. Holders (as well as certain non-U.S. Holders) may be subject to information reporting requirements in respect of proceeds from the sale or other disposition of rights. If such holders do not comply with applicable certification requirements, the payment of such proceeds may also be subject to backup withholding. Holders should consult their tax advisors regarding the applicable certification requirements.

EMPLOYEE PLAN CONSIDERATIONS

Shareholders whose shares are in employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to the employee retirement plan (other than rollover contributions or trustee-to-trustee transfers from other employee retirement plans) in order to exercise rights would be treated as contributions to the employee retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of employee retirement plan qualified under Section 401(a) of the Code and certain other employee retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. In addition, there may be other adverse tax and ERISA consequences if rights are sold or transferred by an employee retirement plan.

Employee retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an individual retirement account (“IRA”) is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may affect the exercise or transfer of rights. Due to the complexity of these rules and the penalties for noncompliance, employee retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code.

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DILUTION AND EFFECT OF NON-PARTICIPATION IN THE OFFER

Upon the completion of the offer, record date shareholders who do not exercise their rights fully will own a smaller proportional interest in us than they owned prior to the offer. The completion of the offer will result in immediate voting dilution for such shareholders. In addition, if the subscription price per share is less than the net asset value per share of our common stock as of the expiration date, the offer will result in an immediate dilution of net asset value per share for all shareholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of shares of our common stock will be on the expiration date or what the subscription price per share will be. Any such dilution will disproportionately affect nonexercising shareholders. If the subscription price per share is substantially less than the current net asset value per share, this dilution could be substantial. For example, assuming all of the shares are sold at the estimated subscription price per share (which includes a sales load) and after deducting all expenses related to the issuance of the shares, our current net asset value per share would be reduced by approximately $0.78 or 5.5%. Record date shareholders will experience a decrease in the net asset value per share of common stock held by them, irrespective of whether they exercise all or any portion of their rights. The distribution of transferable rights, which may themselves have value, will afford non-participating shareholders the potential of receiving a cash payment upon the sale of rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the rights will develop.

IMPORTANT DATES TO REMEMBER

Event	Date
Record Date	March 23, 2010
Subscription Period	March 23, 2010-April 16, 2010*
Expiration Date	April 16, 2010*
Payment for Shares or Notice of Guaranteed Delivery Due**	April 16, 2010*
Payment for Guarantees of Delivery Due	April 21, 2010*
Confirmation to Participants	April 28, 2010*
Final Payment for Shares Due	May 12, 2010*

*	Unless the offer is extended.

**	A rights holder exercising rights must deliver to the subscription agent by the expiration date either (i) a subscription certificate with payment for the shares subscribed or (ii) a notice of guaranteed delivery.

The Fund

We have been engaged in business as a non-diversified, closed-end management investment company since July 23, 1992. We were incorporated under the laws of the State of Maryland on May 11, 1992, and are registered under the Investment Company Act. We seek long-term capital appreciation through investment in listed equity securities of China companies that (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. Under normal market conditions, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China and Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of China companies. See “Investment objective and policies” below and “Investment Objective and Policies,” “Investment Restrictions” and “Certain Information Concerning China, Hong Kong and Taiwan” in the SAI. We completed an initial public offering of 6,750,000 shares of our common stock in July 1992. Our net proceeds from this offering were approximately $93.1 million. In June 1994, we issued 2,818,561 shares of our common stock in connection with a rights offering in which each shareholder of record received one non-transferable right for each share of common stock owned by it, entitling such shareholder to acquire one newly issued share of common stock for every three rights held. Our net proceeds from this issuance were $41.8 million. In May 1996, we issued 2,998,345 shares of our common stock in connection with a rights offering in which each shareholder of record received one non-transferable right for each share of common stock owned by it, entitling such shareholder to acquire one newly issued share of common stock for every four rights held. Our net proceeds from this issuance were $35.6 million. In December 2005, we issued 4,197,685 shares of our common stock in connection with a rights offering in which each shareholder of record received one transferable right for each share of common stock owned by it, entitling such shareholder to acquire one newly issued share of common stock for every three rights held. Our net proceeds from this issuance were $47.6 million. We have no plans at the present time to conduct any additional issuances of rights or shares of common stock other than pursuant to the offer described herein and our dividend reinvestment program.

As of December 31, 2009, our net assets were $333.9 million, and we had paid or declared since inception dividends and capital gains distributions aggregating $492,432,441. The increase in our net assets since inception is primarily attributable to appreciation in the value of our portfolio securities and the receipt of the net proceeds from our June 1994, May 1996 and December 2005 rights offerings. Our principal office is located at Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, and our telephone number is (973) 367-7521.

Use of proceeds

If 7,603,555 shares are sold at an assumed subscription price of $11.54 per share, the net proceeds of the offer are estimated to be approximately $84,003,603, after deducting our estimated offering expenses, including expenses of the dealer manager, the sales load and other offering expenses estimated to be $700,000.

The investment manager has advised us that it anticipates that the net proceeds will be invested in accordance with our investment objective and the policies set forth below under “Investment Objective and Policies” within three months of the expiration date, depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds will be invested in high-quality, short-term debt instruments, as described below under “Investment Objective and Policies.”

Net asset value and market price information

Shares of our common stock are listed and traded on the NYSE. The average weekly trading volume of our common stock on the NYSE during the fiscal year ended December 31, 2009, was approximately 446,690 shares. The following table shows, for each calendar quarter since the quarter ended March 31, 2008; (i) our high and low net asset values per share of our common stock, (ii) the high and low sale prices per share of our common stock, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the shares of our common stock traded at a premium over, or discount from, our high and low net asset values per share. Our net asset value is determined on the last business day of each week.

	Net Asset Value		Market Price		Premium or (Discount) Percentage
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2008	28.82	19.62	18.41	18.01	(7.85)	(17.45)
June 30, 2008	23.92	13.02	13.70	12.92	7.53	(14.23)
September 30, 2008	13.59	9.49	9.50	9.10	3.38	(14.11)
December 31, 2008	13.12	7.04	8.50	8.05	4.46	(15.91)
March 31, 2009	9.67	7.67	8.19	7.82	(3.40)	(12.56)
June 30, 2009	12.34	9.13	11.24	11.01	2.74	(9.79)
September 30, 2009	13.89	11.67	12.31	12.05	(4.48)	(10.22)
December 31, 2009	14.88	12.70	14.14	11.75	(3.65)	(8.09)

At the close of business on March 5, 2010, our net asset value was $13.94 per share, while the closing market price of our common stock on the NYSE was $12.79 per share. As of March 5, 2010, we had 22,765,665 shares of common stock outstanding and our net assets were $317,357,903.

Investment objective and policies

Our investment objective is to achieve long-term capital appreciation. We seek to achieve our investment objective by investing in listed equity securities of China companies, companies that (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. Under normal market conditions, as a fundamental policy, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, including, but not limited to, exchanges in the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of China companies. Up to 15% of our net assets may be invested in unlisted equity securities of China companies for which there is no public trading market. We may also invest to a limited degree (up to 20% of our net assets) in debt obligations of China companies that may be lower-rated or non-rated. Although, in general, our equity investments consist primarily of common stock of China companies, we may also invest in other equity securities, including preferred stock, rights or warrants to purchase common stock or preferred stock and debt securities convertible into common stock or preferred stock. We will provide at least 60 days’ written notice to shareholders of any change to our policy of investing 80% of our net assets in listed equity securities of China companies and prior or contemporaneous notice of any change to our other nonfundamental investment policies. See “Investment Objective and Policies” and “Investment Restrictions” in the SAI.

Investment objective and policies

During periods in which the investment manager believes changes in economic, financial or political conditions make it advisable, we may, for temporary defensive purposes, reduce our holdings in China companies and invest in certain short-term (less than 12 months to maturity) debt securities. The short-term debt securities in which we may invest consist of: (1) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (2) commercial paper and other short-term debt obligations of U.S. and foreign corporate or governmental entities; and (3) repurchase agreements with respect to such securities. We may invest only in short-term debt securities that the investment manager determines to be of high quality (i.e., rated in one of the two highest rating categories by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group) or, if unrated, determined by the investment manager or our Board of Directors to be comparable in credit quality. We will also invest in the instruments described above pending investment of the net proceeds of this offer and at any other time reserves are required for expenses or dividend and other distributions to shareholders, provided that all such investments made as reserves for expenses or dividend and other distributions to shareholders may not exceed 35% of our total assets. Under the Investment Company Act, we may invest in the aggregate up to 10% of our assets in shares of other investment companies and up to 5% of our assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. We may invest in shares of private investment funds that are not investment companies pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act without regard to this limitation and we reserve the right to invest in other investment companies and funds to the full extent permitted by law. As a shareholder in any investment company or fund, we will bear our ratable share of that investment company’s expenses, and would remain subject to payment of our investment management, administrative, custodial and other fees with respect to assets so invested.

The investment manager seeks to identify and invest in China companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the investment manager utilizes its own internal financial, economic and credit analysis resources as well as information obtained from other sources. We invest and intend to continue to invest in China companies involved in a broad spectrum of categories, including, as conditions warrant or permit from time to time, automotive, banking, chemicals, consumer products, construction, electronics, electricity, energy, finance, food and beverage, insurance, international trading, machinery, mining, power distribution, real estate development, retail trade, shipping, tourism and textiles. We may not invest 25% or more of our total assets in the securities of companies in the same industry. In selecting industries and companies for investment, the investment manager seeks investments in industries and companies that it believes to have overall growth prospects and a strong competitive position in domestic and/or export markets. In evaluating whether industries and companies meet these criteria, the investment manager considers factors such as technology, research and development, productivity, capital resources, labor costs, raw material costs and sources, profit margins, return on investment, government regulation, management and price of the securities, among other factors. In particular, securities of China companies that are believed to be the likely beneficiaries of China’s increased economic contacts with foreign markets are identified for our investment.

In determining whether companies (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong, the investment manager utilizes information contained in financial statements, economic reports and analyses and other available information, which may include information obtained directly from or in discussions with the issuers of securities in which we are considering an investment. In certain instances, the available information with respect to issuers of securities may not provide a quantitative breakdown of a particular issuer’s

Investment objective and policies

China-related revenues, and the investment manager may be required to make a qualitative determination as to whether the issuer is a China company for the purposes of our investment policies.

While we invest a substantial portion of our assets in securities issued by established China companies, the investment manager also seeks to identify and invest in securities issued by certain smaller, less seasoned China companies that it believes offer potential for long-term capital appreciation. Investments in securities issued by these China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities issued by more established companies. We have not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities we may invest. See “Risk factors and special considerations—Investments in Unseasoned Companies.”

Currently, there are two officially recognized exchanges in China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange, which were established in 1990 and 1991, respectively. Foreign investment in securities listed on these two Chinese stock exchanges, including our investment, was until recently restricted to “B” shares. As of December 31, 2009, there were 108 “B” share issues listed on these exchanges in China. In July 1993, a class of equity securities of Chinese companies known as “H” shares began trading on the Stock Exchange of Hong Kong (“SEHK”). As of December 31, 2009, there were 159 “H” share issues listed on the SEHK. Due to the limited number of “B” and “H” share issues currently available, a significant proportion of our total assets are and will likely continue to be invested in China companies incorporated in Hong Kong or outside of China and listed on the SEHK. In November 2002, the China Securities Regulatory Commission and the People’s Bank of China jointly announced a Qualified Foreign Institutional Investors (“QFII”) scheme allowing foreign investors to participate in the “A” share market, which had previously been accessible only to domestic investors. As of December 31, 2009, there were 1,718 share issues listed on these exchanges with a combined market capitalization of $35.7 billion. Although the QFII scheme structure presents the potential for a major expansion in our investment universe, the current structure is very restrictive in terms of applicants’ qualification criteria, investment size, fund repatriation and length of investment. As of December 31, 2009, the China Securities Regulatory Commission had approved 94 foreign financial institutions as QFIIs. Currently, we are not qualified to apply for QFII status and the only feasible way for us to participate in the “A” share market is to open a facility account with an approved broker, which method may not be possible to accomplish operationally under the custody requirements of the Investment Company Act. Further operational clarifications relating to the QFII scheme are needed before we can determine whether participation therein by us under the current structure is possible. Accordingly, for the time being, to achieve investment exposure to the “A” share market, we may invest in instruments or vehicles that provide indirect exposure to the “A” share market or purchase shares in an investment vehicle that is a QFII or that has an investment manager that is a QFII. In addition, we may determine to purchase shares in a QFII or that has as its investment manager the indirect parent company or another affiliate of our investment manager but will only do so if the affiliated QFII agrees that we will not pay any investment management fee or sales load in respect of such shares.

Our investment objective and our fundamental policy of investing at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong may not be changed without the approval of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Our other investment policies described in this prospectus are not fundamental and may be changed by our Board of Directors without shareholder approval, but we will not change our policy of investing at least 80% of our net assets in listed equity securities of China companies without providing at least 60 days’ prior written notice or other policies without prior or contemporaneous notice to our shareholders.

Investment objective and policies

Our common stock is designed primarily for long-term investment, and investors should not consider it a trading vehicle. We cannot assure you that our investment objective will be achieved.

We may also engage in other investment practices, such as borrowing, repurchase agreements, when-issued securities and delayed delivery transactions, hedging instruments and lending of our portfolio securities. See “Investment Objective and Policies—Other Investment Practices” in the SAI.

Risk factors and special considerations

Investing in our common stock involves certain risks and considerations not typically associated with investing in securities of companies organized in the United States. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of our common stock and special considerations with respect to the offer and with respect to an investment in us.

DILUTION AND EFFECT OF NON-PARTICIPATION IN THE OFFER

As a result of the offer, shareholders who do not fully exercise their rights will, at the completion of the offer, own a smaller proportional interest in us than they owned prior to the offer. The completion of the offer will result in immediate voting dilution for such shareholders. In addition, an immediate dilution of the net asset value per share as of the expiration date will be experienced by all shareholders as a result of the consummation offer if the subscription price per share is less than the net asset value per share, in which case the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of our net assets. This dilution of net asset value per share will disproportionately affect shareholders who do not exercise their rights. Although it is not possible to estimate precisely the amount of any such decrease in value, because it is not known at this time how many shares will be subscribed for or what the subscription price per share will be, such dilution could be substantial.

In connection with this offer, the dealer manager will receive a fee for its financial structuring and soliciting services equal to 3.50% of the subscription price per share for each share issued pursuant to the exercise of rights and the over-subscription privilege. The Fund also has agreed to reimburse the dealer manager up to an aggregate of $100,000 for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer. In addition, the Fund has agreed to pay fees to the subscription agent and the information agent estimated to be approximately $40,000 in the aggregate each, inclusive of out-of-pocket expenses. These fees will be borne by all of the Fund’s shareholders, including those shareholders that do not exercise their rights.

RISKS ASSOCIATED WITH INVESTMENTS IN CHINESE COMPANIES

An investment in the Fund should be considered speculative. Investments in Chinese companies involve certain risks and special considerations not typically associated with investments in the United States, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Moreover, information available about Chinese companies may not be as complete, accurate or timely as information about listed U.S. companies.

POLITICAL AND ECONOMIC FACTORS

The economy of China differs from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable. Under China’s communist political and economic system, the central government has historically exercised substantial control over virtually

Risk factors and special considerations

every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Current economic reforms, embodied in the “socialist market economy” program of the Chinese Communist Party (“CCP”), seek to further reduce state involvement in the Chinese economy. Under the “socialist market economy” program, the CCP has announced its plans to reduce substantially state ownership and management of the assets of all state-owned companies. Consequently, the business autonomy of China companies currently in the public sector may be increased significantly, and such companies are expected to become responsible to a considerable extent for their own profits and losses. If these policies are fully implemented, many China companies may be expected to apply for listings on stock exchanges in China. However, the lack of state support implicit in such policies may lead to situations in which some of these China companies face potential or actual insolvency, particularly as comprehensive price deregulation is also contemplated under the socialist market economy program.

Notwithstanding the economic reforms instituted by the Chinese government and the CCP, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which we invest. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect the assets held by the China companies in which we invest. The Chinese government has, in the past, expropriated large amounts of private property. Since the CCP, which was responsible for prior expropriations, continues to be the ruling party in China, we cannot assure you that further expropriation will not occur again in the future. Such expropriation could result in your losing all or substantially all of your investment in us.

China was admitted to the World Trade Organization (“WTO”) in September 2001. Entry into the WTO required China to reduce tariffs and eliminate non-tariff barriers, which include quotas, licenses and other restrictions, over a five-year phase-in period. While China’s entry into the WTO and the related relaxation of trade restrictions has led to increased foreign investment in China, it has also led to increased competition in China’s markets from international companies. China’s entry into the WTO could have a negative impact on China’s economy with a resulting negative impact on the China companies in which we invest.

Although the Chinese economy has experienced substantial growth in the past ten years, such growth has been accompanied by imbalances in the Chinese economy and has resulted in significant fluctuations in general price levels and periods of inflation. Continued economic growth and development in China is dependent in many respects on the further implementation of the economic reform programs begun in 1978 and reiterated in China’s Eleventh Five-Year Plan (for the period 2006-2010). While we expect that China will continue to implement its economic reform programs, we cannot assure you that the Chinese government will continue to actively pursue such reforms or, if it does, that such economic policy initiatives will be successful. A return to the entirely centrally planned economy that existed prior to 1978 or a renewal of past adverse economic conditions or stagnant economic development could adversely affect the value of our investments in the securities of China companies.

Risk factors and special considerations

At present, much of the private sector activity in China is export-driven and, therefore, affected by developments in the economies of China’s principal trading partners, including Japan, South Korea, the United States, Taiwan and Europe. Adverse economic developments in any of these countries could have an adverse impact on the Chinese economy and the China companies in which we invest.

On December 19, 1984, the Chinese and British governments signed the Sino-British Joint Declaration on the Question of Hong Kong (the “Joint Declaration”). The Joint Declaration provided for the transfer of sovereignty back to China over the whole of the territory of Hong Kong, Kowloon and the New Territories, as well as setting out, among other things, the basic policies of China regarding Hong Kong and enshrining the principle of “One Country, Two Systems.” The Joint Declaration provided that these basic policies were to be enshrined in the Basic Law of Hong Kong (the “Basic Law”), under which China implements its commitments under the Joint Declaration. The Basic Law was adopted on April 4, 1990 by the Seventh National People’s Congress of China (“NPC”), and came into effect on July 1, 1997.

On July 1, 1997, sovereignty over Hong Kong was transferred from Great Britain to China, and Hong Kong became a Special Administrative Region (“SAR”) of China. Under the Joint Declaration and the Basic Law under which China implements its commitments under the joint declaration, the social and economic systems in Hong Kong existing prior to the transfer should remain unchanged for at least 50 years from the date of transfer and Hong Kong will continue to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR is vested with executive, legislative and judicial power. Laws in force prior to the transfer, as they may be amended by the SAR legislature, remain in force except to the extent they contravene the Basic Law. China may not and does not levy taxes on the SAR, the Hong Kong dollar remains fully convertible, and Hong Kong remains a free port. However, there can be no assurance that the commitments made by the Chinese government under the joint declaration will be maintained in the future.

China’s banks are carrying nonperforming loans estimated by private economists to total $224 billion as of the end of February 2009. Chinese regulators have made some progress in reducing the country’s ratio of bad loans, according to official statistics. In December of 2009 non-performing loans comprised approximately 1.58% of total bank loans in China. As a state-owned unit, the PBC has been instrumental in the implementation of China’s planned economy, particularly through lending in furtherance of government policies. In the past, the government has mandated that more than half of the PBC’s lending be in the form of policy loans, many of which are in essence government expenditures. The practice of using loans to subsidize unprofitable SOEs was decreasing in accordance with the move to reform SOEs. However, in an attempt to bolster SOE productivity and boost the economy, state-owned banks were ordered to increase lending to SOEs. Historically, SOEs have defaulted on repayment of these loans. The result was a build-up of bad loans in the banking sector. In 1998, the government injected US$32 billion in the “Big Four” in an effort to bolster their balance sheets. In 2002, the government announced that bad loans accounted for approximately 25% of all loans. Independent analysts, however, estimated an even higher figure. In September 2004, the government announced that it would not provide any further assistance to help reduce the level of bad debt in the banking system. It is anticipated that the level of bad loans will increase in light of the 2008-2009 global economic downturn.

MARKET CHARACTERISTICS

The Chinese, Hong Kong and other foreign securities markets on which the securities of China companies are traded are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility relative to the U.S. securities markets. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors (including investment funds and other institutional investors), particularly in the Chinese securities markets. As a consequence, the performance of a single company or a small group of companies could have a much

Risk factors and special considerations

greater impact on the Chinese, Hong Kong and other foreign securities market than they would have on the U.S. securities market, which can result in higher price volatility in such foreign securities markets. The following table sets forth certain market capitalization figures.

Stock Exchange	Number of Listed Companies December 31, 2009	Market Capitalization December 31, 2009
Shanghai Stock Exchange	870	18,465,522.6	*
Shenzhen Stock Exchange	830	5,928,389.3	*
Hong Kong Stock Exchange	1,319	17,874,307.8	**

Source: World Federation of Exchanges.

*	RMB 100mm

**	HK$bn

In addition to their smaller size and lesser liquidity, the Chinese, Hong Kong and other foreign securities markets in which we may invest are less developed than U.S. securities markets. Regulatory standards are, in many respects, less stringent than U.S. standards. There generally is less government supervision and regulation of exchanges, brokers and issuers in China, Hong Kong and such other securities markets than there is in the United States. Furthermore, there is a lower level of monitoring and oversight of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which we may acquire investments may be affected by other market participants’ anticipation of our investment decisions, by insider trading (trading by persons with material non-public information) and by securities transactions by brokers in anticipation of our transactions in particular securities. Some of these practices would generally be considered unlawful if conducted in the U.S. securities markets.

The Chinese securities markets are still in the early stages of development and continue to undergo a period of rapid growth and regulatory reforms, which may lead to difficulties in settlement and recording of transactions and in interpreting and applying the relevant regulations.

LIMITATIONS ON INVESTMENT

At this time, the Chinese government has approved trading on two stock exchanges in China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange. Shares that are listed on these stock exchanges are divided into two categories, “A” shares and “B” shares. “A” shares are traded in renminbi and until recently were available only to Chinese citizens or institutions. In November 2002, the China Securities Regulatory Commission and the People’s Bank of China jointly announced the QFII scheme allowing foreign investors to participate in the “A” share market. “B” shares, or “renminbi special shares,” are denominated in renminbi, and were previously issued only to foreign investors (including overseas Chinese citizens) for payment in foreign currencies and may only be traded in foreign currencies (currently, U.S. dollars on the Shanghai Stock Exchange and Hong Kong dollars on the Shenzen Stock Exchange). In February 2001, the China Securities Regulatory Commission announced that domestic investors would be permitted to invest in the “B” share market. Apart from those distinctions, “B” shares carry the same rights and obligations as “A” shares. As of December 31, 2008, there were 1,625 companies listed on the Exchanges: 1,459 issuing “A” shares, 23 issuing “B” shares, 86 issuing “A” and “B” shares, and 57 issuing “A” and “H” shares. Because of certain restrictions in the QFII scheme, we are not currently qualified to apply for QFII status and may not invest in the “A” share market. Accordingly, for the time being, to achieve investment exposure to the “A” share market, we may invest in instruments or vehicles that provide indirect exposure to the “A” share market or purchase shares in an investment vehicle that is a QFII or that has an investment manager that is a QFII. In addition, we may determine to

Risk factors and special considerations

purchase shares in a QFII or that has as its investment manager the indirect parent company or another affiliate of our investment manager but will only do so if the affiliated QFII agrees that we will not pay any investment management fee or sales load in respect of such shares.

CHINESE CORPORATE LAW

Corporate law in China is developing rapidly, but still does not provide a systematic and comprehensive legal framework for the regulation of corporations comparable to that which exists in the United States. In December 1993, the Chinese government enacted its first national company law, which became effective on July 1, 1994. This Company Law provides for two corporate forms: the limited liability company and the company limited by shares. Foreign invested companies limited by shares, however, are governed by the Provisional Regulations on Several Issues Concerning the Establishment of Foreign Invested Companies Limited by Shares. These regulations make clear that the Company Law governs such companies only with respect to matters not covered in the regulations and the Special Regulations on Foreign Offerings and Listings of Companies Limited by Shares. The Company Law is also generally applicable to foreign invested enterprises to the extent regulations relating more specifically to foreign investment enterprises are silent. The Company Law covers many of the issues addressed in corporate legislation in the United States, including provisions on the fiduciary responsibility of directors and officers and the rights of shareholders, but this legal protection has yet to be tested in practice. It is unclear what effect the Company Law will have on prior national enactments and local company law regulations that exist in the Shenzhen Special Economic Zone and Shanghai. Indications are that the Shenzhen and Shanghai regulations will continue in force insofar as they do not conflict with the national Company Law. The legal status of companies limited by shares established pursuant to the opinions on standards is preserved, and these companies are required within a specified period of time to conform to the provisions of the Company Law.

REPORTING STANDARDS

Accounting, auditing and financial reporting standards and requirements in China, Hong Kong and the other foreign securities markets in which we may invest differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which we may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

CURRENCY FLUCTUATIONS

We invest principally in securities denominated in Hong Kong dollars and renminbi, hold cash and cash equivalents denominated in such currencies, and most of our income is received or realized in such currencies, although we are required to compute our net asset value in U.S. dollars and to compute and distribute our income in U.S. dollars. Accordingly, the U.S. dollar market value of our investments and of dividends, interest or other income or gains earned by us may be negatively affected by changes in currency exchange rates between the U.S. dollar and the renminbi, the Hong Kong dollar and renminbi or any other currency in which our investments are denominated. If the value of the Hong Kong dollar and renminbi, in which we receive income, fall relative to the U.S. dollar between accrual of the income

Risk factors and special considerations

and the making of our distributions, the amount of Hong Kong dollars and renminbi required to be converted into U.S. dollars by us to pay distributions will increase and we could be required to liquidate portfolio securities to make such distributions. In addition, if such exchange rates change adversely between the sale date and the settlement date of a portfolio security, we may incur losses. Similarly, if such exchange rates decline between the time we incur expenses in U.S. dollars and the time such expenses are paid, the amount of such currencies required to be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than at the time they were incurred. We cannot assure you that we will be able to liquidate securities in order to meet such distribution requirements. We are permitted to borrow money to make distributions required to maintain our status as a regulated investment company for U.S. tax purposes.

Additionally, as of July 21, 2005, China has abandoned the official exchange rate for renminbi to the U.S. dollar. China also replaced the peg to the U.S. dollar with a basket of currencies, including the U.S. dollar, the Euro and the Japanese yen. Under the basket system, the renminbi is permitted to rise or fall within a narrow trading band.

The investment manager generally does not seek to hedge against a decline in the value of our non-dollar-denominated portfolio securities resulting from a currency devaluation or fluctuation. As a consequence, we will be subject to the risk of changes in value of foreign currencies affecting the value of our portfolio assets, as well as the value of the amounts of interest, dividends and net realized capital gains received or to be received in foreign currencies. Therefore, you should carefully consider the risk of currency devaluations and fluctuations and the effect these may have on us in determining whether to invest in us.

EXCHANGE CONTROLS

There is centralized control and unified management of foreign exchange in China. The legal framework for foreign exchange control in China is based on the Regulations on Foreign Exchange Control promulgated on January 8, 1996, and the Provisional Regulations on Foreign Exchange Sales, Purchases and Payments promulgated on March 26, 1994. The State Administration of Foreign Exchange is responsible for matters relating to foreign exchange administration, while the People’s Bank of China is in charge of foreign exchange operations.

The renminbi is not at present freely convertible into foreign currencies. The People’s Bank of China sets and publishes daily base exchange rates for major foreign currencies with reference primarily to the supply and demand of renminbi against the U.S. dollar in the market during the prior day. The People’s Bank of China also takes into account other factors such as the general conditions existing in the international foreign exchange markets. From 1994 to July 2005, the official exchange rate for the conversion of renminbi to U.S. dollars generally remained stable. Although Chinese governmental policies were introduced in 1996 to reduce restrictions on the convertibility of renminbi into foreign currencies for current account items, conversion of renminbi into foreign exchange for capital items, such as foreign direct investment, loans or security, requires the approval of the State Administration for Foreign Exchange and other relevant authorities. We cannot assure you that China’s government will not impose more stringent restrictions on the convertibility of the renminbi. However, since the decade-long currency peg to the U.S. dollar was replaced with a peg to a basket of currencies, efforts have been made to introduce step-by-step exchange rate and other financial reforms. Moreover, even though the renminbi is intended to be freely convertible under the current system, the State Administration of Foreign Exchange has a significant degree of administrative discretion in implementing the laws. From time to time, the State Administration of Foreign Exchange has used this discretion in ways that effectively limit the convertibility of current account payments and restrict remittances out of China.

Risk factors and special considerations

Although issuers of “B” shares currently pay dividends and distributions in U.S. dollars or Hong Kong dollars, the ability of such issuers to pay dividends and distributions in such currencies is related to their ability to generate from their operations revenues denominated in such currencies or in currencies freely convertible into such currencies, which may in turn be dependent upon the ability of such issuers to export their goods or services for payment in such currencies. Issuers of “B” shares may also be able to pay dividends or distributions in such currencies by converting renminbi revenues derived from domestic operations into U.S. dollars or Hong Kong dollars through the China Foreign Exchange Trading Center’s interbank market.

Issuers of “H” shares currently pay dividends and distributions in Hong Kong dollars. The ability of such issuers to pay dividends and distributions in Hong Kong dollars is related to their ability to generate from their operations revenues denominated in Hong Kong dollars or in currencies freely convertible into Hong Kong dollars, which may in turn be dependent upon the ability of these issuers to export their goods or services for payment in such currencies. Issuers of “H” shares may also be able to convert renminbi revenues derived from their domestic operations into Hong Kong dollars in order to pay dividends and distributions in Hong Kong dollars to foreign investors in “H” shares. Although settlement of purchases and sales of “H” shares may be made in Hong Kong dollars, “H” shares are denominated in renminbi, and all Hong Kong dollar payments to foreign investors are based on the applicable exchange rate.

INVESTMENTS IN UNLISTED SECURITIES

We are permitted to invest up to 15% of our net assets in equity securities of China companies that are not listed on a securities exchange. The risk of investing in such companies generally is greater than the risk of investing in publicly traded companies. Companies whose securities are not publicly traded are not subject to the same disclosure and other legal requirements that are applicable to companies with publicly traded securities. While some of them are large, companies whose securities are not publicly traded tend to be smaller than publicly traded companies and generally have smaller capitalizations and fewer resources, and therefore often are more vulnerable to financial failure. Because of the absence of a trading market for these investments, we may not be able to realize their value upon sale. See “Investment Objective and Policies” in the SAI.

INVESTMENTS IN UNSEASONED COMPANIES

While we invest a substantial portion of our assets in the securities of established China companies, we also may invest in the securities of smaller, less seasoned China companies. Investments in the securities of these less seasoned China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities of more established companies. The securities of smaller, less seasoned China companies may be subject to more abrupt and erratic market price movements than larger, more established companies. We have not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities we may invest. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

LOWER-RATED (HIGH RISK) AND NON-RATED SECURITIES

We may invest to a limited degree (up to 20% of our total assets) in debt securities of China companies that are in the lower rating categories of recognized rating agencies or are non-rated. No minimum rating is required for the debt securities in which we may invest; however, we may not invest in debt securities

Risk factors and special considerations

that are in default. The debt securities in which we may invest may be listed or unlisted on any public trading market. These lower-rated securities and non-rated securities of comparable quality to such lower-rated securities, collectively referred to as lower grade securities, entail high risks and are commonly referred to as “junk bonds.” Lower grade securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and involve more credit risk than securities in the higher rating categories.

We will have relatively greater difficulty disposing of lower grade securities because they will likely not have an active trading market. The lack of an active secondary market may also have an adverse effect on market prices and will make it more difficult for us to obtain accurate market quotations for purposes of valuing these assets. The credit ratings issued with respect to lower grade securities evaluate only the safety of principal and interest in respect of those securities and not the risk of changes in market value. In addition, credit rating agencies may not make timely changes in the applicable credit ratings to reflect subsequent events. To the extent that we invest in non-rated securities, whether or not such securities are lower grade securities, we will be more dependent upon the credit analysis of the investment manager with respect to such securities than would be the case with investments in securities rated by a recognized rating agency.

INVESTMENT AND REPATRIATION RESTRICTIONS

Foreign investment in the securities of China companies is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain China companies and increase our costs and expenses. The Chinese government may require prior government approval for foreign investment or limit the amount of investment by foreign persons in a particular company or limit investment by foreign persons to only a specific class of securities of a company. In addition, Taiwan and China restrict investment opportunities in issuers or industries deemed important to national interests. In China, government approval is required for the repatriation of capital following the liquidation of an investment. In addition, if there is deterioration in China’s balance of payments or for other reasons, China may impose temporary restrictions on foreign capital remittances abroad. We could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital or income, as well as by the application of any additional restrictions on investments by us.

RECENT DEVELOPMENTS IN FINANCIAL MARKETS AND IMPACT ON THE FUND

Recent developments in the U.S. and foreign financial markets illustrate the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, subprime mortgages and the re-pricing of credit risk in the broadly syndicated loan market, which has generally made it costlier for investors to insure against defaults on such debt. The regulation of these markets and the participants therein may change as a result of such conditions. The recent instability in the financial markets has led the U.S. Government and certain foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse affect on the Fund’s business and operations. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Risk factors and special considerations

CERTAIN ANTI-TAKEOVER PROVISIONS

Our charter and bylaws contain provisions that could have the effect of limiting (i) the ability of any party to acquire control of us, (ii) our freedom to engage in certain transactions, (iii) the ability of our Board of Directors or shareholders to amend our charter documents, (iv) the ability of our shareholders to change the composition of our Board of Directors or (v) our conversion to an open-end investment company. Our Board of Directors is divided into three classes, each having a term of three years. Such a system of electing directors may have the effect of maintaining continuity of management and, thus, make it more difficult for our shareholders to change the majority of directors. Certain actions require the affirmative vote of the holders of 75% of our shares.

The provisions described above could have the effect of depriving our shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. Our Board of Directors has considered these anti-takeover provisions and concluded that they are in our best interest and the best interest of our shareholders.

See “Description of common stock—Certain Anti-takeover Provisions in Our Charter and Bylaws and under Maryland Law” below and “Description of Common Stock—Certain Anti-takeover Provisions in the Fund’s Charter and Bylaws and under Maryland Law” in the SAI.

OPERATING EXPENSES

Our annual operating expenses are higher than those of U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required in investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. Brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. In addition, foreign governments may impose withholding taxes, which would reduce the amount of income and capital gains available to distribute to shareholders. As a result of the relatively high expected operating expenses, we need to generate higher relative returns to provide investors with an equivalent economic return.

NET ASSET VALUE DISCOUNT

We are a closed-end investment company. Shares of closed-end investment companies frequently trade at a discount to net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value will decrease. Our shares have generally traded at a significant discount to net asset value during the past five years. See “Net asset value and market price information.” We cannot predict whether our shares will trade at, below or above net asset value in the future. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares of our common stock on the NYSE at the then current market value, which may differ from the then current net asset value per share. Shareholders wishing to sell their shares of common stock during this offer should be aware that there is greater risk that the discount to net asset value, which may increase during this offer, will adversely affect them. This increased risk exists because, among other things, the market price per share may reflect anticipated dilution that will result from this offer. There can be no assurance that, after the completion of this offer, our shares will trade at the same level as our current discount to net asset value.

Risk factors and special considerations

NON-DIVERSIFICATION

We are classified as a “non-diversified” investment company under the Investment Company Act, which means that we are not limited by that act in the proportion of our assets that may be invested in the obligations of a single issuer. As a non-diversified investment company, we may invest a greater proportion of our assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities than a diversified investment company. However, we intend to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

INVESTMENT RISK

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

COMMON STOCK RISK

A principle risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

RISKS OF INVESTING IN OTHER INVESTMENT COMPANIES

The Fund may acquire shares in other investment companies, including foreign investment companies. The market value of the shares of other investment companies may differ from the net asset value of the particular fund. As a stockholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

RISK ASSOCIATED WITH THE ABILITY TO ENFORCE CIVIL LIABILITIES AGAINST OUR OFFICERS, DIRECTORS AND INVESTMENT MANAGER

Five of our directors and three of our officers reside and maintain most of their assets outside the United States, and none of these directors or officers living outside the United States have appointed an agent for service of process in the United States. In addition, our investment manager is a Hong Kong corporation. It may not be possible, therefore, for investors to effect service of process within the United States upon these directors or officers or the investment manager or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against these directors or officers or the investment manager predicated solely upon the securities laws of the United States.

Management of the Fund

BOARD OF DIRECTORS

Our Board of Directors is responsible for management, including general supervision of the duties performed by the investment manager. For information regarding our directors and officers, see “Management of the Fund—Directors and Officers” in the SAI.

INVESTMENT MANAGER

Baring Asset Management (Asia) Limited serves as our investment manager. The investment manager is a Hong Kong corporation, which was incorporated in 1985 to advise institutional clients with respect to investments in Asia. It is an indirect wholly owned subsidiary of BAML, which is in turn an indirect wholly owned subsidiary of MassMutual. MassMutual acquired BAM from ING Group N.V. effective March 31, 2005.

BAM had a total of approximately $46.8 billion in assets under management for mutual funds, pension funds, corporations, government agencies, charitable organizations, investment companies and private individuals, among others, as of December 31, 2009. BAM had approximately $13 billion invested in Asian securities markets (excluding Japan) as of December 31, 2009.

Subject to the supervision and direction of our Board of Directors and pursuant to a management agreement, the investment manager manages our investments in accordance with our investment objective, policies and restrictions and makes investment decisions and exercises voting rights on our behalf, including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on our behalf. We pay the investment manager a monthly fee, computed weekly, at the annual rate of 1.25% of our average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million. The fees payable to the investment manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. The investment manager received fees equal to $199,103 for the year ended December 31, 2009. See “Investment Advisory and Other Services—Investment Manager” in the SAI.

Some of our officers are also directors or officers of the investment manager or its affiliates, as indicated under “Management of the Fund—Directors and Officers” included in the SAI. The investment manager’s offices are located at Edinburgh Tower, 19th Floor, 15 Queen’s Road Central, Hong Kong.

PORTFOLIO MANAGER

Henry Chan and Agnes Deng are the Fund’s portfolio managers, the persons associated with the investment manager who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Chan is responsible for Asian investment policy with specialist research responsibilities for Greater China markets. He became the head of the Asian Investment Team in 2006. Mr. Chan joined BAML in 2004 and assumed the lead role in driving its Asian institutional mandates and flagship retail products, namely, Baring Asia Growth and Baring Eastern Trust. At the specialist level, Mr. Chan is co-manager of the Baring China Absolute Return Fund and Baring Korea Trust. Mr. Chan has extensive experience in the management of both Asian regional and specialist mandates. Prior to joining BAML he worked at INVESCO (formerly LGT) where he handled a number of Pacific Basin (including Japan) and Asia ex

Management of the Fund

Japan portfolios. His specialist experience covered a number of markets including Taiwan, Hong Kong, China, Korea and Japan. He was also the lead fund manager of INVESCO Asia NET Fund, INVESCO GT Taiwan Fund and a number of Greater China portfolios. Mr. Chan received his Bachelor Degree from the London School of Economics and Political Science in 1992. He was awarded the CPA designation in 1994 and became a CFA in 1997. Mr. Chan speaks fluent English, Cantonese and Mandarin.

Ms. Deng is the investment manager of the Baring Hong Kong China Fund and The Greater China Fund, Inc. She also takes the lead role in Hong Kong/China specialist research. Ms. Deng joined BAML in 2007 from Standard Life Investment (SLI) in Asia where she was an Investment Director with considerable experience in running portfolios focusing on Hong Kong/China as well as the Asian region. The SLI China Fund she managed consistently ranked in the top quartile in peer group performance surveys. Ms. Deng also worked closely with Standard Life’s asset management joint venture in China and provided recommendations on strategy and asset allocation. Ms. Deng received a BA in English Literature from Xiang Tan University (Hunan) China and an M.B.A. from McGill University, Montreal, Canada. Ms. Deng was awarded the CFA designation in 2001. She speaks English, Mandarin and Cantonese fluently.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of our securities under “Investment Advisory and Other Services—Portfolio Manager.”

ADMINISTRATOR

Our administrator is Prudential Investments LLC, a New York limited liability company. The administrator’s principal offices are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Under the terms of an administration agreement with us, the administrator agrees to perform or arrange for the performance of the following services for the Fund: payment of our expenses; maintenance of our books and records; review of our federal, state, local and other income tax returns; assistance in monitoring and developing compliance procedures for us; responding to, or referring, inquiries from our shareholders; calculation of the net asset value of our common stock; review of implementation of any stock purchase or dividend reinvestment programs; oversight of the performance of administrative and professional services rendered to us by others, including our custodian and transfer agent, dividend paying agent and registrar, as well as accounting, auditing and other services; acting as liaison between us and our various service providers; providing us with corporate secretarial services and supplies; coordination of the preparation of our reports to shareholders and the SEC; and general assistance to our service providers needed to carry on properly our business and operations. For these services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. The administrator received fees equal to $523,808 for the year ended December 31, 2009.

MANAGEMENT AND ADMINISTRATION AGREEMENTS

The management agreement and the administration agreement set forth the respective services to be provided by and the fees to be paid to the investment manager and the administrator as described above. Neither the investment manager nor the administrator shall be liable for any loss suffered by us in connection with the matters to which the respective agreements relates or, in the case of the investment manager, for any error of judgment or mistake of law, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment manager or administrator, as the case may be, in the performance of, or from reckless disregard by it of, its obligations and duties under the relevant agreements or, in the case of the investment manager, a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act). We have

Management of the Fund

agreed to indemnify the investment manager and its directors, officers and controlling persons against reasonable legal expenses incurred in the successful defense against any claim arising out of or based upon the performance of the management agreement.

These agreements provide that the investment manager and the administrator will bear all expenses of their employees and overhead incurred by them in connection with their duties under the agreements. The investment manager and the administrator further agree to pay all salaries and fees of our directors and officers who are interested persons (as such term is defined in the Investment Company Act) of such party. We will bear all of our own expenses; fees of our directors who are not interested persons (as such term is defined in the Investment Company Act) of any other party to the agreements; out-of-pocket travel expenses for all directors and officers and other expenses incurred by us in connection with directors’ meetings; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of our portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by us; expenses of registering and qualifying our shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of our shares; and the expenses of shareholders’ meetings and preparing and distributing proxies and reports to shareholders.

The Fund’s investment manager will benefit from the offer because the investment manager’s fee is based on the Fund’s average weekly net assets. It is not possible to state precisely the amount of additional compensation the investment manager and the administrator will receive as a result of the offer because it is not known how many shares will be subscribed for and because the proceeds of the offer will be invested in additional portfolio securities, which will fluctuate in value. Assuming that all of the rights are exercised and the net asset value per share remains at its current level, the investment manager would receive additional annual fees equal to $1,605,402 and the administrator would receive additional annual fees equal to $312,093.

The services of the investment manager and the administrator are not deemed to be exclusive, and nothing in these agreements will prevent either of them or their affiliates from providing similar services to other investment companies or other clients (whether or not their investment objectives and policies are similar to ours) or from engaging in other activities. See “Investment Advisory and Other Services—Management and Administration Agreements” in the SAI.

Enforceability of civil liabilities

Five of our directors and three of our officers reside and maintain most of their assets outside the United States, and none of these directors or officers living outside the United States have appointed an agent for service of process in the United States. In addition, our investment manager is a Hong Kong corporation. It may not be possible, therefore, for investors to effect service of process within the United States upon these directors or officers or the investment manager or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the Federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against these directors or officers or the investment manager predicated solely upon the U.S. securities laws.

Dividends and distributions; dividend reinvestment plan

We intend to distribute to shareholders, at least annually, substantially all of our investment company taxable income and net realized capital gains, if any. Pursuant to our dividend reinvestment plan, each

Dividends and distributions; dividend reinvestment plan

shareholder will be deemed to have elected (unless PNC Global Investment Servicing Inc., the plan agent, is otherwise instructed by the shareholder in writing) to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of our common stock. Shareholders who do not participate in the dividend reinvestment plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the plan agent c/o PNC Global Investment Servicing Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the dividend reinvestment plan unless this service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Shareholders whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have their shares registered in their name to participate in the plan. Investors who own shares of our common stock registered in street name should contact their broker or nominee for details concerning participation in the dividend reinvestment plan.

The plan agent serves as agent for the shareholders in administering the plan. If we declare an income dividend or a capital gain distribution payable either in our common stock or in cash, as shareholders may have elected, non-participants in the plan will receive cash and participants in the plan will receive common stock to be issued by us. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, we will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the plan agent, as agent for the participants, will buy shares of our common stock on the open market. If, before the plan agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the plan agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by us at net asset value. Additionally, if the market price exceeds the net asset value of shares before the plan agent has completed its purchases, the plan agent is permitted to cease purchasing shares and we may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the plan agent has terminated open market purchases and we have issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which we issue the remaining shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If we should declare an income dividend or capital gains distribution payable only in cash, the plan agent will, as agent for the participants, buy shares of our common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The plan agent maintains all shareholder accounts in the plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each plan participant will be held by the plan agent in non-certificated form in the name of the participant. The plan agent will forward to the participant any proxy solicitation material and will vote any shares of common stock it holds for the participant solely in accordance with the proxy the participant returns to us.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholders’ names and held for the account of beneficial owners who participate in the plan.

Dividends and distributions; dividend reinvestment plan

There is no charge to participants for reinvesting dividends or capital gain distributions. We pay the plan agent’s fees for the handling of reinvestment of dividends and distributions. There is no brokerage charge with respect to shares issued directly by us as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of dividends or capital gain distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions. See “Taxation” in the SAI.

Experience under the plan may indicate that changes are desirable. Accordingly, we and the plan agent reserve the right to terminate the plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the plan at least 30 days before the record date for payment of any dividends or distributions. The plan also may be amended by us or the plan agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants. All correspondence concerning the plan should be directed to the plan agent c/o PNC Global Investment Servicing Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the plan, you may also contact the transfer agent directly at (800) 331-1710.

Description of common stock

We are authorized to issue 100,000,000 shares of common stock, $0.001 par value per share. Our shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and the shares issued pursuant to this offer when issued will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors. Holders of our common stock are entitled to receive dividends when authorized by our Board of Directors out of assets legally available for the payment of dividends. They are also entitled to share ratably in our assets legally available for distribution to our stockholders in the event of our liquidation, dissolution or winding up, after payment of or adequate provision for all of our known debts and liabilities. These rights are subject to the preferential rights of any other class or series of our stock and to the provisions of our charter regarding restrictions on transfer of our stock.

Holders of our common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock will have equal dividend, liquidation and other rights. Both this description and the description under “—Certain Anti-takeover Provisions in Our Charter and Bylaws and under Maryland Law” below are subject to the provisions contained in our organizational documents (i.e., our charter and bylaws).

Set forth below is information with respect to our common stock as of March 5, 2010:

Amount Authorized	Amount Held by Us for Our Own Account	Amount Outstanding Exclusive of Shares Held by Us for Our Own Account
100,000,000 shares	0 shares	22,765,665 shares

Description of common stock

CERTAIN ANTI-TAKEOVER PROVISIONS IN OUR CHARTER AND BYLAWS AND UNDER MARYLAND LAW

We have provisions in our organizational documents that are intended to limit: (i) the ability of other entities or persons to acquire control of us, (ii) our freedom to engage in certain transactions, (iii) the ability of our directors or shareholders to amend our organizational documents, (iv) the ability of our shareholders to change the composition of our Board of Directors or (v) our conversion to an open-end investment company. These provisions may be regarded as “anti-takeover” provisions. Commencing with our first annual meeting of shareholders, our Board of Directors was divided into three classes. Such a system of electing directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for our shareholders to change the majority of directors.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders holding at least two thirds of the shares entitled to vote on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all the votes entitled to be cast on the matter.

Under our charter, with the exception of the transactions described below, any action we take will be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote on the matter. An affirmative vote of 75% of our outstanding common stock (unless a majority of Continuing Directors, as defined in our charter, approved the transaction) is required under our charter for any of the following transactions involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of our outstanding common stock or to amend the provisions of our charter relating to such transactions: (i) merger, consolidation or statutory share exchange; (ii) issuance of any of our securities for cash; (iii) sale, lease or exchange of more than $1 million aggregate market value of our assets to another entity; or (iv) sale, lease or exchange to us for our securities of more than $1 million aggregate market value in assets of another entity.

Furthermore, our charter also requires the affirmative vote of 75% of our outstanding common stock (unless a majority of Continuing Directors approved the transaction) to liquidate or dissolve us or to convert us to an open-end investment company (including amendments to our charter to make our common stock a “redeemable security” as defined under the Investment Company Act). Any proposed amendment to our charter intended to repeal or adopt an inconsistent provision to any of the provisions that require a 75% supermajority vote must itself be authorized by not less than 75% of the aggregate votes entitled to be cast at a shareholders’ meeting or in writing without a meeting. These supermajority requirements are higher than that required by federal or state law. For the full text of these provisions, we refer you to our charter and bylaws on file with the SEC. See “Additional information” below.

The provisions described above of our organizational documents could have the effect of depriving our shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. Our Board of Directors has considered these anti-takeover provisions and concluded that they are in our best interest and the best interest of our shareholders.

In addition to the foregoing provisions in our organizational documents, the following elective statutory provisions relating to extraordinary actions and unsolicited takeovers are provided under Maryland law. To date, we have not elected to be bound by these provisions, but we may do so to the extent they would not be contrary to the Investment Company Act if our Board of Directors adopts resolutions to opt in to

Description of common stock

these provisions. Such elections could have the effect of discouraging offers to acquire us and of increasing the difficulty of consummating any such offer.

Business combinations

If we make the relevant statutory election, we will be subject to certain restrictions concerning certain “business combinations” (including mergers, consolidations, share exchanges or, in certain circumstances, asset transfers or issuances or reclassifications of equity securities) between us and an “interested stockholder.” Interested stockholders are persons that (i) beneficially own 10% or more of the voting power of our shares or (ii) are affiliates or associates of us who, at any time within the two-year period prior to the date in question, were the beneficial owners of 10% or more of the voting power of our shares. Such business combinations will be prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any such business combination must be recommended by our Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of our outstanding voting shares and (ii) two-thirds of the votes entitled to be cast by holders of our outstanding voting shares other than shares held by the interested stockholder or an affiliate or associate of the interested stockholder with whom the business combination is to be effected, unless, among other things, our shareholders receive a minimum price for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by our Board of Directors prior to the time that the interested stockholder becomes an interested stockholder.

Control share acquisitions

Companies may also elect to be bound by a Maryland statutory provision that provides that, with certain exceptions, “control shares” of stock acquired in a “control share acquisition” (defined below) have no voting rights except to the extent approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding shares of stock owned by the acquiring person or by officers or directors who are employees of the company. “Control shares” are shares of voting stock that, if aggregated with all other such shares previously acquired by such a person, would entitle the acquiring person to exercise voting power in electing directors within one of the following ranges of voting power:

(i) 10% or more but less than one-third;

(ii) one-third or more but less than a majority; or

(iii) a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval.

A “control share acquisition” means, subject to certain exceptions, the acquisition of, ownership of or the power to direct the exercise of voting power with respect to control shares. It is the view of the staff of the Division of Investment Management of the SEC (the “Staff”) that an election to be bound by this statutory provision would be contrary to Section 18(i) of the Investment Company Act. We have agreed with the Staff that we will not implement or rely on this statutory provision without the consent of the Staff which consent may or may not be granted.

Power to reclassify shares of our stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of our stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividend or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium

Description of common stock

price for holders of our common stock or otherwise be in their best interest. No shares of our preferred stock are presently outstanding and we have no present plans to issue any preferred stock.

Power to issue additional shares of common stock and preferred stock

We believe that the power to issue additional shares of common stock or preferred stock and to classify or reclassify unissued shares of common or preferred stock and thereafter to issue the classified or reclassified shares provides us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which our securities may be listed or traded. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in their best interest.

Other provisions

A Maryland corporation that has three directors who are not employees of the corporation or related to an acquiring person and that is subject to the reporting requirements of the Securities Exchange Act of 1934 may elect in its charter or bylaws or by resolution of its board of directors to be subject to all or part of a special subtitle that provides that:

(i) the corporation may have a staggered board of directors;

(ii) any director may be removed only for cause and by the vote of two-thirds of the votes entitled to be cast in the election of directors generally, even if a lesser proportion is provided in the charter or bylaws;

(iii) the number of directors may only be set by the board of directors, even if the procedure is contrary to the charter;

(iv) vacancies may only be filled by the remaining directors, even if the procedure is contrary to the charter or bylaws; and

(v) the secretary of the corporation may call a special meeting of stockholders at the request of stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting, even if the procedure is contrary to the charter or bylaws.

If we were to elect to be bound by certain of the provisions described above, such action would be contrary to certain provisions of Section 16(a) of the Investment Company Act.

Articles supplementary must be filed with the Maryland State Department of Assessments and Taxation if we elect to be subject to any or all of these provisions. Shareholder approval is not required for the filing of articles supplementary. To date, we have not elected to be governed by these specific provisions. We may elect to be governed by these provisions at any time in the future. However, our charter and bylaws already contain some of these provisions independent of these elections. For instance, our charter and bylaws require a 75% vote to remove directors (and then only for cause). This provision, when coupled with the provision in our bylaws authorizing the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling vacancies created by the removal with their own nominees. We also have a staggered board. The staggered board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the staggered board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of the fund, even though the tender offer or change in control might be in the best interest of the stockholders.

Taxation

We intend to continue to qualify, and elect to be treated, as a regulated investment company for each taxable year under the Code. We intend to distribute substantially all our net investment income and net capital gains each year (thereby avoiding the imposition of federal income and excise taxes on such distributed income and gain on us). Such distributions will be taxable as ordinary income and long-term capital gains, respectively, to shareholders who are subject to tax. After the end of each taxable year, we will notify shareholders of the federal income tax status of any distributions, or deemed distributions, made by us during such year. For a discussion of certain United States, Hong Kong and China income tax consequences to our shareholders, see “Taxation” in the SAI.

Custodian, transfer agent, dividend paying agent and registrar

The Bank of New York Mellon Corporation, One Wall Street, New York, New York 10286, serves as our custodian. Our Board of Directors has delegated various foreign custody responsibilities to The Bank of New York Mellon Corporation as our foreign custody manager to the extent permitted under the Investment Company Act and the rules thereunder. The Bank of New York Mellon Corporation has entered into agreements with foreign subcustodians in accordance with delegation instructions approved by the Board of Directors.

The transfer agent, dividend paying agent and registrar for our common stock is PNC Global Investment Servicing Inc. The principal business address of the transfer agent, dividend paying agent and registrar is c/o PNC Global Investment Servicing Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027.

Experts

The financial highlights for each of the years in the three-year period ended December 31, 2009 included in this prospectus and our audited financial statements as of and for the year-ended December 31, 2009 (which have been incorporated by reference in this prospectus and in the SAI from our 2009 Annual Report to Shareholders) have been so included or incorporated in reliance on the report of KPMG LLP, an independent registered public accounting firm, given on their authority as experts in auditing and accounting. The principal business address of KPMG is 345 Park Avenue, New York, New York 10154. The audited financial highlights for the years ended December 31, 1999 to 2006 has been audited by other independent accountants.

Validity of common stock

With respect to matters of United States Federal law, Sullivan & Cromwell LLP is counsel to us in connection with this offering. The validity of the common stock offered by this prospectus will be passed upon for us by DLA Piper LLP (US). Certain legal matters will be passed upon for the dealer manager by Skadden, Arps, Slate, Meagher & Flom LLP.

Additional information

We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and are accordingly required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.

Additional information

You may request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (202) 551-8090 for further information on the operation of the public reference rooms. Our filings with the SEC are also available to the public on the SEC’s website (http://www.sec.gov). Reports, proxy statements and other information concerning us can also be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

Additional information regarding us and our shares is contained in the registration statement we filed with the SEC on Form N-2, including amendments, exhibits and schedules, relating to those shares. This prospectus and the SAI do not contain all of the information set forth in that registration statement. For further information with respect to us and the shares of our common stock offered by this prospectus, please refer to the registration statement. Statements contained in the prospectus and the SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. You may inspect a copy of the registration statement without charge at the SEC’s principal office in Washington, D.C. You may also obtain a copy of the registration statement from the SEC upon payment of a duplicating fee.

Special note regarding forward-looking statements

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk factors and special considerations” and elsewhere in this prospectus. As a result of these and other factors, we cannot give you any assurances as to our future results or level of performance, and neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. To the extent required by law, we undertake to amend or supplement this prospectus to reflect any material changes to us after the date of this prospectus. Further, any forward-looking statements contained in this prospectus do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. We will not be entitled to the safe harbor made available pursuant to Section 27A of the Securities Act.

The Greater China Fund, Inc.

7,603,555 Shares of Common Stock

Issuable Upon Exercise of

Rights to Subscribe for

Such Shares

The Greater China Fund, Inc. (GCH) For more information, call the Information Agent at 1-866-530-8655 (NOT PART OF THE PROSPECTUS) World’s Top Exporter China also became the world’s top exporter in 2009 with exports expected to reach $1.2 trillion in 2009, surpassing Germany’s estimated $1.1 trillion of exports in 2009 (See Chart D). The investment manager is currently optimistic, as China’s export sector is expected to be a primary beneficiary of world market recoveries. Chart D: China Goods Exports Since 2001 266 326 438 593 762 970 1,218 1,431 1,202 1,420 1,491 1,588 1,705 1,832 0 500 1,000 1,500 2,000 2001 2002 2003 2004 2005 2006 2007 2008 2009e 2010f 2011f 2012f 2013f 2014f (US$bn) Source: China Statistical Yearbook of 2009 for years 2001 to 2008; Business Monitor International’s “China Business Forecast Report”, January 18, 2010 Consistent Market Performance China’s equity market, as measured by MSCI China indices, moved sharply higher in 2009 driven by a broad consensus that China was well positioned to weather economic turbulence, and China indeed proved to be one of the first countries to recover. Recently, earnings upgrades from Chinese companies have added momentum to the rally in China’s equity markets. Over the 10 year period ended March 3, 2010, Chinese equity markets, as measured by MSCI China indices, have shown consistently strong performance (see Chart E). Chart E: Market Performance 40.2 256.9 82.6 206.8 57.9 na 171.5 38.3 10.1 55.8 53.7 72.7 0 100 200 300 1 Year 3 Year 5 Year 10 Year (%) MSCI China A MSCI China MSCI Hong Kong Source: FactSet, as of periods ended March 3, 2010 Index performance is shown for illustrative purposes only and is not meant to represent actual or expected performance of the Fund. It is not possible to invest directly in an index. Past performance is no guarantee of future results. Attractive Valuations The investment manager believes that valuations for China equities are also attractive given a stronger-than-expected business recovery in China. It appears that a continued strong fundamental recovery is underway and research analysts’ consensus expects earnings growth into 2010, taking a bullish view on Chinese companies’ business and earnings fundamentals. According to research analysts’ consensus, the earnings per share (“EPS”) growth rate for MSCI China Index is 14% in 2009 and expected to be 21% in 2010. MSCI China is currently trading at 13.0x FY10E consensus price to earnings per share (“PE”). In comparison the US S&P 500 is trading at 14.1x PE while MSCI AC Asia Pacific excluding Japan is trading at 14.4x PE. Opportunity for Investors to Buy Shares at a Discount to the Market Price This Rights Offering may provide Record Date Stockholders the opportunity to purchase additional shares of the Fund’s common stock at a price below market price and net asset value (subject to the sales load that is described in the accompanying prospectus). The per share price of the new shares (the “Subscription Price”) will not be determined until the day the Rights Offering expires (the “Expiration Date”). The Subscription Price will be determined based on a formula equal to 90% of the average of the last reported sale price of shares of the Fund’s common stock on the New York Stock Exchange (the “NYSE”) on the Expiration Date and each of the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 75% of the Fund’s net asset value per share on the Expiration Date, then the Subscription Price will be 75% of the Fund’s net asset value per share on that day. Based on a closing market price of $12.64 per share and net asset value of $14.18 per share on March 15, 2010, the estimated Subscription Price for the Rights Offering is $11.54 per share. The distribution to Record Date Stockholders of transferable rights, which may themselves have intrinsic value will afford non-participating stockholders the potential of receiving a cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the dilution of their interests. Incremental Proceeds may Reduce the Fund’s Expense Ratio and Enhance Share Liquidity Increasing Fund assets available for investment may result in a marginal lowering of the Fund’s expense ratio as a percentage of average net assets because fixed costs of the Fund can be spread over a larger asset base. The issuance of additional shares may also result in an improvement in the liquidity of the trading market of the Fund’s shares on the NYSE as well as an increase in the level of market interest in the Fund. Shares of the Fund are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares of common stock on the NYSE at the then current market value, which may differ from the then current net asset value per share. Shares of closed-end investment companies frequently trade at a discount to net asset value. CAN I SUBSCRIBE FOR MORE SHARES THAN MY RIGHTS ENTITLE ME TO PURCHASE? Yes. Record Date Stockholders who exercise all of the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares represented by any unexercised Rights issued in the primary subscription (the “Over-Subscription Privilege”). Investors who are not Record Date Stockholders, but who otherwise acquire rights to purchase shares of the Fund’s common stock pursuant to this Rights Offering, are not entitled to subscribe for any shares of the Fund’s common stock pursuant to the Over- Subscription Privilege. To the extent sufficient shares are not available to honor all over-subscription requests, any remaining unsubscribed shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of shares they owned on the Record Date. HOW CAN I EXERCISE MY RIGHTS? To exercise your Rights, contact your broker, custodian or trust officer who can forward your instructions on your behalf. If you do not have a broker, custodian or trust officer, you should complete the subscription certificate and deliver it to the subscription agent, together with your payment, at one of the locations indicated on the subscription certificate or in the accompanying prospectus. For more information, contact the Fund’s Information Agent, The Altman Group, Inc., at 1-866- 530-8655. Record Date Stockholders that decide not to exercise their Rights may sell their Rights as discussed below under “May I Sell My Rights?” MAY I SELL MY RIGHTS? Yes. The Rights will be traded on the NYSE under the symbol “GCH.RT”. Contact your broker, custodian or trust officer who can arrange the sale of Rights on your behalf. Sellers of Rights through brokers, custodians or trust officers may incur traditional commissions payable by the seller. If you do not have a broker, custodian or trust officer, indicate your instructions on the subscription certificate and deliver it to the subscription agent. The Rights are expected to trade on the NYSE through April 15, 2010, one business day prior to the Expiration Date of the Rights Offering, unless extended. The F und cannot assure Record Date Stockholders that a market for the Rights will develop or that any minimum sale price can be obtained for the Rights.

The Greater China Fund, Inc. (GCH) THE GREATER CHINA FUND-GENERAL OVERVIEW Fund Performance Fund Portfolio CompositThe Fund is a non-diversified, closed-end management ion investment company that has operated since July 1992. The Fund seeks long-term capital appreciation through investment in listed equity securities of China companies. Under normal market conditions, at least 65% of the Fund’s total assets is invested in equity securities of China companies listed on stock exchanges in China and Hong Kong. The Fund may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in listed equity securities of China companies. (11.6) 3.2 17.8 5.0 75.8 73.2 (7.4) 17.8 (20) 0 20 40 60 80 YTD 1 Year 3 Year 5 Year (%) Market Price NAV Source: Morningstar, as of periods ended February 26, 2010 Past Performance is no guarantee of future results Hong Kong 20% Taiwan 4% H Share 29% Red-Chips 22% Others - Listed outside HK 4% Others - Listed in HK 19% Cash 2% Source: Fund as of January 31, 2010 PLEASE READ THE ACCOMPANYING PROSPECTUS FOR MORE INFORMATION These “Highlights of the Rights Offering” are qualified in their entirety by reference to the information included in the accompanying prospectus. Investors should consider the Fund’s investment objective, risks, and charges and expenses before investing. The accompanying prospectus contains this and other information about the Fund, including risk factors that should be carefully considered before determine to participate in the Rights Offering. The accompanying prospectus should be read carefully before investing. The Fund’s investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. The economy of China differs from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The Chinese, Hong Kong and other foreign securities markets on which the securities of China companies are traded are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility relative to the U.S. securities markets. See “Risk Factors and Special Considerations” in the attached prospectus for more information. DILUTION Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than owned prior to the Rights Offering. The completion of the Rights Offering will result in immediate voting dilution for such stockholders. In addition, if the Subscription Price per share is less than the then current net asset value per share, the completion of this Rights Offering will result in an immediate dilution of the net asset value per share for all existing stockholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of the Fund’s common stock is on the Expiration Date or what the Subscription Price will be. Such dilution could be substantial. Stockholders will experience a decrease in the net asset value per share held by them irrespective of whether they exercise all or any portion of their Rights. The Fund will pay offering expenses, estimated at approximately $700,000, in connection with the offer. In addition, the Fund has agreed to pay a sales load equal to 3.50% of the subscription price per share for each share issued pursuant to the exercise of rights and the over-subscription privilege. See “Expense Information” and “Use of Proceeds” in the attached prospectus for more information. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS Certain statements contained herein constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors and Special Considerations” and elsewhere in the accompanying prospectus. As a result of these and other factors, the Fund cannot give you any assurances as to its future results or level of performance, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained. Dealer Manager Information Agent The Altman Group, Inc. 1-866-530-8655 (NOT PART OF THE PROSPECTUS) UBS Investment Bank